SteinRoe Equity Funds

Annual Report
September 30, 1995

Growth & Income Funds
Total Return Fund
Prime Equities

Growth Funds
Growth Stock Fund
Special Fund
Special Venture Fund
Capital Opportunities Fund
International Fund

STEINROE MUTUAL FUNDS
Building Wealth for Generations(SM)

Photographic image of little girl.

Contents
From the President                                1
 Tim Armour's thoughts on the markets and investing

Performance                                       3
 How the SteinRoe Equity Funds have done over time

Q&A
Total Return Fund                                 7
Prime Equities                                    11
Growth Stock Fund                                 15
Special Fund                                      19
Special Venture Fund                              21
Capital Opportunities Fund                        26
International Fund                                30
 Interviews with the portfolio managers and a summary of major shifts in the Funds' investments over the past 12 months

Investments                                       36
 A complete list of each Fund's investments with market values

Financial Statements                              58
 Balance sheets, statements of operations, and changes in net assets

Notes to Financial Statements                     66

Financial Highlights                              71
 Selected per-share data

Report of Independent Auditors                    83

General Information                               84

From the President

To Our Shareholders
We are pleased to present this annual report for the SteinRoe Growth & Income Funds -- Total Return Fund and Prime Equities -- and the SteinRoe Growth Funds -- Growth Stock Fund, Special Fund, Special Venture Fund,
Capital Opportunities Fund and International Fund.

All of these Funds have a fiscal year that ends September 30, so I'd like to recap how the equity markets performed since September 30, 1994, and share with you some of our expectations of what's ahead for the economy and the markets in the near future.

1994 in Review
The U.S. economy sizzled in 1994 as the Gross Domestic Product (GDP) topped 4 percent. A mature economy like the United States, however, can seldom maintain a growth rate of more than 3 percent without also experiencing higher inflation. That's why the Federal Reserve -- worried that inflation might soon catch up to the fast pace of the economy -- raised short-term interest rates seven times in the 12-month period between February 1994 and February 1995. These sharp spikes in interest rates caused the stock market to flounder as higher interest rates led to depressed stock valuations.

Photographic image of Tim Armour.

The Economy Slows, the Stock Market Rebounds
Once the economy started to slow, the Fed not only ceased raising interest rates, but altered its policy to actually lower interest rates. This helped to cool inflation and gave the stock market a much-needed lift. As a result, the stock market rebounded strongly during the first nine months of 1995.

The Dow Jones Industrial Average, which measures the performance of the U.S. equity markets, broke the 4,800 barrier this year --well ahead of all investor expectations. Technology stocks led the rally as the almost limitless demand for products that can enhance productivity helped to push prices of these stocks higher. The shares of many growth companies also performed particularly well in this economic environment as these companies generally sustained higher earnings despite slower economic growth. Financial stocks -- helped by the Federal Reserve's reversal in interest rate policy and continued industry consolidation -- also posted favorable returns. Other market sectors that enjoyed positive performance in 1995 include selected transportation and health care companies.

The international equity markets didn't fare as well this year. Japan's market crumbled as the yen took a nosedive, and most exchanges in Europe, Latin America and Southeast Asia were down -- or up only modestly -- for the year. The good news is that history suggests that a period of outperformance in the U.S. equity markets is often followed by a period of outperformance overseas, so it might be a good time to diversify your investments abroad.

What's Ahead
While no one can predict with any certainty what lies ahead for investors, our outlook for the U.S. economy remains bullish for the rest of 1995 and into 1996. With firmer -- yet still moderate -- economic growth and subdued inflation, interest rates should continue to decline. Lower interest rates should help jumpstart the economy, which, in turn, should support higher stock valuations and push corporate earnings higher.

The Basics
While past performance is no guarantee of future results, and while no one can foresee what might happen to stock funds or the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon. And try to follow a regular investment plan. By investing a certain amount of money each month or quarter, you can take advantage of dollar-cost averaging. Of course, not everyone is in a position to follow a regular investment plan. And it neither ensures a profit nor protects against a loss in a declining market. This simple strategy, however, can help you meet your investment objectives across various market cycles.

Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

Sincerely,


Timothy K. Armour
President
November 1, 1995

Fund Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).
Average Annual Total Returns
Periods ended September 30, 1995
                              Past 1    Past 3    Past 5    Past 10
                              Year      Years     Years     Years
Total Return Fund             14.5%     9.6%      13.7%     11.6%
Growth Stock Fund             28.2      11.2      16.5      14.7
Special Fund                  14.6      14.2      16.5      16.3
Capital Opportunities Fund    37.5      23.5      25.1      14.8
S&P 500                       29.7      15.0      17.2      16.0
S&P MidCap                    25.8      16.6      21.8      17.4
Nasdaq Industrial             26.3      16.5      21.7      13.2
Russell 2000                  23.0      18.9      21.6      12.7
                              Past 1    From
                              year      Inception*
International Fund            -1.3%     3.0%
EAFE                           5.8      4.1
                              From Inception*
Special Venture Fund          27.0%
S&P 500                       29.3
                              Past 1    Past 3    Past 5    From
                              Year      Years     Years     Inception*
Prime Equities                21.1%     14.1%     16.0%     10.6%
S&P 500                       29.7      15.0      17.2      12.0

Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This past performance is no guarantee of future results. Share price and investment return will vary so you may have gain or a loss when you sell shares.

* International Fund -- from 3/1/94 to 9/30/95. Special Venture Fund -- from 10/17/94 to 9/30/95. Prime Equities -- from 4/1/87 to 9/30/95.

Investment Comparison

Comparison of change in value of a $10,000 investment for the years ended
September 30.
Special, Growth Stock, Capital Opportunities and Total Return
This graph compares the performance of the SteinRoe Funds to the S&P 500
Index, an unmanaged group of stocks that differs from the composition of each
SteinRoe Fund.
                    Capital             Total               Growth
Year                Opportunities Fund  Return Fund         Stock Fund     S&P 500   Special Fund
9/30/85             10000               10000               10000          10000     10000
9/30/86             13133               12574               12755          13174     12538
9/30/87             19832               14910               19265          18894     17333
9/30/88             15217               14034               14312          16553     16453
9/30/89             20800               16948               19158          22007     23037
9/30/90             12998               15785               18360          19974     21015
9/30/91             19954               20469               25087          26184     27777
9/30/92             21149               22748               28693          29075     30266
9/30/93             28342               26062               30155          32846     38544
9/30/94             28997               26155               30788          34054     39324
9/30/95             39857               29944               39463          44171     45067

Prime Equities
This graph compares the performance of Prime Equities to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of Prime Equities.

DATE                Prime Equities      S&P 500
3/31/87             10000               10000
9/30/87             10746               11195
9/30/88              9248                9808
9/30/89             12080               13040
9/30/90             11446               11835
9/30/91             14206               15514
9/30/92             16195               17227
9/30/93             19107               19461
9/30/94             19887               20178
9/30/95             24075               26172

Total return performance includes changes in share price and reinvestment of income and capital gains distributions. This past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Investment Comparison

Comparison of change in value of a $10,000 investment for the years ended September 30.
Special Venture Fund
This graph compares the performance of Special Venture Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of Special Venture Fund.

DATE                Special Venture     S&P 500
                    Fund
10/31/94            10000               10000
12/31/94            10244                9779
 3/31/95            10805               10729
 6/30/95            10805               10729
 9/30/95            12401               12686
International Fund
This graph compares the performance of International Fund to the Morgan
Stanley EAFE Index, an unmanaged group of stocks that differs from the composition of International Fund. The Index refers to Europe, Australia and the Far East and includes 18 country sub-indices.
Date                International       MSCI EAFE
                    Fund                or EAFE Index
 3/31/94            10000               10000
 6/30/94            10236               10511
 9/30/94            10871               10512
12/31/94            10345               10414
 3/31/95             9769               10608
 6/30/95            10240               10685
 9/30/95            10732               11130

Total return performance includes changes in share price and reinvestment of income and capital gains distribu-tions. This past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Investment Comparison Continued

Making the Most of Performance

The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

  That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that -- past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Many equity funds, for example, have a history of growth over the long term, but will nonetheless experience occasional downturns in the short term. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But, if you can ride out the market's ups and downs, your fund might achieve a gain.

  When your fund experiences a temporary downturn, it's important to remember why you chose that fund in the first place. If your fund has an investment strategy in which you believe and which is properly matched to your financial goals, there is probably no reason to change course. It can be shortsighted to sell an investment at its lowest point. In fact, that may be the time when you should be investing more, to take advantage of a potential upturn.

  No one can make your financial decisions better than you. We hope this annual report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a SteinRoe account representative at 800-338-2550.

Q&A
An Interview with Total Return Fund's Portfolio Managers

Fund Data

Investment Objective:

Seeks current income and capital appreciation to achieve maximum total return, consistent with reasonable investment risk, by investing in a combination of equity, convertible and fixed income securities.

Fund Inception:
August 25, 1949

Total Net Assets:
$228,560 million

Photographic image of Robert A. Christensen and Lynn C. Maddox

Q: How did the Fund perform this fiscal year?

A: Not as well as we would have liked. At 14.5 percent for the year, the Fund provided an attractive return to its shareholders, but the defensive nature of its portfolio caused it to underperform both its Lipper equity income peer group median return of 20.1 percent and the 29.7 percent return of the S&P 500.(1) Fixed income securities, which made up roughly 15 percent of the portfolio at September 30, produced returns considerably below the S&P. As measured by the Lehman Corporate/ Government Index, bonds returned 11.3 percent for the year ended September 30. Adding to the Fund's underperformance was its underweighting in industry groups that did especially well, such as technology.

Q: As investors, how would you describe yourself?

A: We're "buy and hold" investors. That means we invest for the long term and we tend to have little turnover in the portfolio -- we usually hold a relatively static mix of 15 percent in high-quality bonds and cash, 45 percent in convertible securities and 40 percent in large-cap stocks with strong dividend histories. We're also value-conscious investors. That means we look for companies that we think are attractive based on fundamental measures such as a low price/earnings ratio or high dividend yields.

Q: How are you finding investments that fit this profile in today's surging market?

A: While dividend yields have dropped to near historically low levels, many of the other valuation measures we use are showing signs that there are still attractively valued opportunities in the market. Thanks to strong corporate profits, many companies have price/earnings levels that are reasonable. Additionally, certain sectors of the market simply haven't participated in the current rally, creating pockets of value.

Q: Where are you finding "pockets of value" now?

A: We believe REITs could be an attractive investment, especially over the next year or so. Following a string of strong years in the early 1990s, REITs have underperformed over the past year and a half, even though operating results have been right on target. Lower interest rates, however, could translate into a sustained rally for real estate stocks. In addition, most sectors of the real estate industry appear healthy, characterized by rising rents and occupancy levels and modest new construction activity. Finally, many real estate issues fit our income profile -- as of September 30, they were paying dividends of about 8 percent on average -- and they are consistent with our strategy of seeking income to help dampen return volatility caused by price fluctuation in a portfolio. We're also optimistic about the financial services sector. While many companies in the brokerage, insurance and banking industries have participated in the stock market rally, we believe the recent easing of interest rates still makes many of these stocks potentially good buys. Finally, we've also elected to increase our exposure to some economically sensitive areas, such as chemical and auto parts companies, to take advantage of what we believe to be market weakness in these groups.

Q: Recently, as the economy has slowed and interest rates have started to fall, many strategists have suggested that investors should go "defensive." Do you plan to maintain the Fund's more defensive posture?

A: Although our defensive posture has hindered the Fund's performance over the last year, we have no plans to change our stance at this time. We believe a declining interest rate environment will help the performance of fixed income securities as well as many of the more defensive stocks in the Fund's portfolio, such as telephone companies and utilities. While we may have been a little early in making our defensive investments, especially in light of the market's action over the first nine months of 1995, we find it unlikely that the market will continue to forge ahead at the same pace. We believe a slowdown in the market, which will certainly occur at some point, or a rotation of interest to some of the lagging sectors (such as REITs), would benefit the Fund.

Q: What's your outlook?

A: The stock market is near its all-time high, and we believe many stocks appear fully valued at best, and overvalued by such measures as dividend yield and the ratio of price/earnings multiples to expected earnings growth. In addition, we believe many stocks have not made any allowance for possible earnings disappointments. All in all, we believe these conditions warrant our more defensive posture. Furthermore, when the market eventually declines, we believe the Fund should do well.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500 is an unmanaged group of stocks that differs from the composition of each SteinRoe Fund; the S&P 500 is not available for direct investment. The Lehman Intermediate Government/Corporate Bond Index is an unmanaged group of intermediate-term bonds that differs from the composition of each SteinRoe Fund; it is not available for direct investment. According to Lipper Analytical Services, an independent monitor of mutual fund performance, the median returns for the Fund's equity income fund peer group for the five- and ten-year periods ended September 30, 1995, were 15.3 percent and 12.7 percent, respectively.

Fund Highlights

Total Return Fund
Top Ten Holdings              (% of Total Net Assets)
Citicorp.                      2.2%
General Electric Company       2.2
LM Ericsson Telecom.           2.2
Abbott Labs.                   1.9
AT&T Corp.                     1.9
BankAmerica                    1.9
General Motors Corp.           1.8
United Dominion Realty         1.8
Danka Business Systems         1.8
Emerson Electric Co.           1.8
  Total                       19.5%
Equity Portfolio Highlights
                              Equity Portfolio              S&P 500
Number of Holdings               40                           500
Median Market Value ($ Mil.)  8,827                         4,542

Economic Sector Breakdown
                              As of September 30, 1995
                              Equity Portfolio              S&P 500

Pie Charts:
Basic Materials               13%                            6%
Consumer Cyclical              9                            14
Consumer Non-Cyclical         13                            21
Energy                         7                             9
Financial                     25                            13
Industrial                    17                            10
Technology                     6                            14
Utilities                     10                            13
  Total                      100%                          100%

Asset Allocation
As of September 30, 1994           As of September 30, 1995
Pie Charts:
Bonds $24.5 (10.7%)                Bonds $24.9 (10.9%)
Cash & Equivalents $10.8 (4.7%)    Cash & Equivalents $7.1 (3.1%)
Stocks $101.1 (44.1%)              Stocks $97.3 (42.6%)
Convertibles $92.8 (40.5%)         Convertibles $99.3 (43.4%)

Q&A

An Interview with Prime Equities' Portfolio Managers

Fund Data

Investment Objective:
Seeks capital growth by investing primarily in common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, 65 percent of the Fund's total assets are normally invested in equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

Fund Inception:
March 24, 1987

Total Net Assets:
$139,539 million

Photographic image of Robert A. Christensen and Daniel K. Cantor

Effective February 1, 1996, SteinRoe Prime Equities will change its name to SteinRoe Growth & Income Fund. The Fund's portfolio managers will not change.

Q: How has the Fund performed this year?

A: The Fund's performance has improved dramatically throughout the year, but its one-year return of 21.1 percent still trailed both the 23.2 percent median return of its Lipper growth and income peer group and the 29.7 percent return of the S&P 500.(1) Much of the Fund's underperformance can be traced to early 1995 when the Fund had a sizable stake in more defensive issues, as well as a greater exposure to small- and mid-cap companies and international stocks, none of which matched the performance of large-cap stocks at that time. We have since made a number of changes to the Fund's portfolio, resulting in steadily improving performance relative to both the S&P 500 and the Fund's Lipper peer group. For each of the two consecutive quarters ended September 30, 1995, the Fund registered performance above the median for its Lipper peer group.(2)

Q: What do you look for when you're shopping for an investment?

A: We invest primarily in large, well-established companies. We don't invest in themes or do much economic forecasting. Instead, we're what's known as "bottom-up" investors. That means we'll examine a company to see whether or not it has what we believe are the characteristics needed to provide superior investment performance potential, without relying too heavily on how its particular industry or the economy is performing. Some of the specific characteristics we look for are improving fundamentals, sustainable competitive advantages, realistic business strategies and the ability to generate long-term earnings growth. And because the Fund was designed to offer more income potential than an equity fund that invests for capital appreciation alone, we also have a bias toward companies that have the capability to pay attractive dividends.

Q: With all the attention that's focused on these kinds of companies, isn't it difficult to find opportunities that others have missed?

A: Many fund managers that invest in stocks tend to work from the same, widely available Wall Street research. As a result, information is often broadly disseminated, making it difficult to have a decided edge. There are, however, gaps and misperceptions in the common knowledge base, which can be uncovered by managers who have spent the time and effort to conduct independent research to find opportunities that the broader investment community may have missed.

Q: You have a modest S&P futures (long) position. Do you plan on maintaining it?

A: We expect to eventually eliminate this position altogether, but the process is taking longer than we had envisioned. It's just been more challenging to uncover what we believe are attractively priced stocks in today's soaring market than we originally anticipated. We're starting to make progress, however, and we've reduced the position, from 13 percent to roughly 10 percent.

Q: One of the main reasons to buy a mutual fund is to get broad diversification, yet some fund managers drastically limit the number of holdings in a fund's portfolio, concentrating on the three or four sectors where they expect to get the best results. In your opinion, which method is better?

A: Portfolio concentration can work both ways. While a concentrated portfolio can allow you to better participate in the growth potential of a select group of companies, funds with fewer holdings are also more likely to suffer gut-wrenching dips. On the other hand, if a fund is invested in a large number of stocks, it usually won't be materially affected by the underperformance of any single holding, but the impact of its best performing holdings also will be more modest. We take the middle road in that we try to moderately concentrate the Fund's holdings, limiting the number of holdings to what we believe are the 40 or so best stocks available at that particular time. By owning a more manageable number of stocks, we can carefully monitor each stock in the portfolio, and it helps us to better leverage our ideas while still maintaining the Fund's diversity. Plus, we think we only need to pick a few big winners to potentially outdo the market and our peer group.

Q: What's your outlook for the next six months?

A: We remain cautiously optimistic about the outlook for the Fund. Following the run up in financial services and consumer stocks -- both of which have done extremely well for the Fund -- we may do some profit taking, redeploying the proceeds into selected cyclical issues, some of which are approaching more attractive valuation levels. We will continue to focus on individual stocks, making sure we understand both the upside potential and the downside exposure.

Q: Why are you changing the name of the Fund?

A: We believe the new name, Growth & Income Fund, more accurately reflects the Fund's investment philosophy by recognizing both its growth and income components. The Fund will continue to invest in a diversified portfolio of securities that offers the opportunity for long-term growth, while also providing a steady stream of income.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500 is an unmanaged group of stocks that differs from the composition of each SteinRoe Fund; the S&P 500 is not available for direct investment. According to Lipper Analytical Services, an independent monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the five- and ten-year periods ended September 30, 1995, were 15.9 percent and 13.7 percent, respectively.

2 For the second quarter ended June 30, 1995, Prime Equities posted a return of 8.2 percent, outpacing the 8.0 percent median return of its Lipper growth and income peer group and ranking it 211th out of 460 funds. In the third quarter ended September 30, Prime Equities posted a return of 7.5 percent, outperforming the 7.2 percent median return of its Lipper growth and income fund peer group and ranking 207th out of 471 funds. For the one- and five-year periods ended September 30, 1995, Prime Equities ranked 272nd out of 395 funds and 86th out of 186 funds, respectively, in its Lipper growth and income fund peer group.

Fund Highlights

Prime Equities
Top Ten Holdings                   (% of Total Net Assets)
General Electric Company            2.9%
American Express                    2.5
Fed. Natl. Mortgage Assoc.          2.5
The Procter & Gamble Co.            2.5
Honeywell Inc.                      2.5
General Motors, Class E             2.4
Emerson Electric Co.                2.4
Walgreen Co.                        2.4
Philip Morris Companies             2.4
The Gillette Company                2.3
   Total                           24.8%

Equity Portfolio Highlights
                              Equity Portfolio              S&P 500
Number of Holdings                44                          500
Median Market Value ($ Mil.)  11,725                        4,542

Economic Sector Breakdown
                              As of September 30, 1995
                              Equity Portfolio              S&P 500
Pie Charts:
Basic Materials                7%                            6%
Consumer Cyclical             15%                           14%
Consumer Non-Cyclical         24%                           21%
Energy                         8%                            9%
Financial                     18%                           13%
Industrial                    19%                           10%
Technology                     7%                           14%
Utilities                      2%                           13%
  Total                      100%                          100%

Asset Allocation
As of September 30, 1994           As of September 30, 1995
Pie Charts:
Equities $120.0 (92.5%)            Equities $104.9 (75.2%)*
Cash & Equivalents $8.7 (6.7%)     Cash & Equivalents $31.5 (22.6%)
Bonds $1.0 (0.8%)                  Bonds $3.1 (2.2%)
                                   *Excludes S&P Futures (Long) = 10.5%

Q&A
An Interview with Growth Stock Fund's Portfolio Managers

Fund Data

Investment Objective:
Seeks long-term capital appreciation by investing, under normal conditions, at least 65 percent of its total assets in common stocks and other equity-type securities that are believed to have long-term appreciation possibilities.

Fund Inception:
July 1, 1958

Total Net Assets:
$360,336 million

Photographic image of Erik P. Gustafson and Harvey B. Hirschhorn

Q: How has the Fund performed this year?

A: The Fund finished its fiscal year with a return of 28.2 percent, outperforming its Lipper growth fund peer group median return of 26.0 percent, and trailing just behind the 29.7 percent return of the S&P 500.(1) The S&P's return reflected a continued rally by the technology sector -- led, in particular, by semiconductor and semiconductor equipment companies. Although the Fund maintains a significant technology exposure, its holdings are concentrated in the more conservative technology services companies. The rally in semiconductor stocks has been so powerful that even our significant weighting in the technology sector did not allow us to beat the performance of the S&P.

Q: What areas look attractive right now?

A: We remain extremely enthusiastic about the Fund's technology holdings. Not only do we think that they have excellent growth potential, but we believe demand for productivity-enhancing products will only increase their attractiveness. Financial services and interest rate-sensitive sectors also should continue to perform well in this lower interest rate, low inflation environment. We think the health care sector should do well as investors look for stocks that provide a defensive hedge in times of uncertainty and volatility. We're also enthusiastic about the opportunities available in the telecommunications industry. As we enter the information age, we believe companies that deal with the collection, sorting and transmission of data will be among the fastest growing growth opportunities available. We're also starting to see a revival in the lodging industry. Following a tremendous amount of hotel construction in the 1980s, new building has slowed to a virtual standstill. Recently, however, we've started to see demand pick up, creating a tighter supply and allowing hotel operators to charge higher prices, which usually goes straight to the bottom line.

Q: For more than 100 years, AT&T has believed that "bigger is better." Then, on September 20, they announced that they were splitting up into three separate companies. As of September 30, AT&T made up 2.7 percent of the Fund's total net assets and was its fifth largest holding.(2) What does the breakup mean for investors?

A: We believe the breakup is a good thing, and it seems investors and the market agree -- the day of the announcement, the value of AT&T's stock went up 10 percent. Bob Allen is doing something uncharacteristic of most empire-building CEOs -- he's breaking up the company in an attempt to make its parts worth more than the whole, and we think this voluntary restructuring should prove successful. It should allow each company to concentrate its energies more effectively, enabling one to focus on global telecommunications, one to capitalize on the soon-to-be deregulated U.S. telecommunications market and one to move more efficiently into new markets, such as information networks. We're optimistic that the market will assign a greater value to each company so we plan to maintain our exposure.

Q: For much of the last year, large-cap multinational growth stocks have been the "kings" of the market. Will they continue to rule the market or will they have to relinquish their crown?

A: Since early 1994, large-cap multinational growth stocks have been helped by ideal market conditions, including a strong U.S. economy and a weak dollar that boosted sales abroad. As economic growth started to slow, the backdrop became more favorable for small- and mid-cap stocks that have the ability to sustain rapid earnings growth, despite the slower economy. The renewed strength of the dollar also helped to jumpstart small- and mid-cap stocks as many larger, multinational companies lost the edge they had selling their goods overseas. While we think the economic environment will help small- and mid-cap stocks, we don't think it necessarily precludes large-cap stocks from doing well. In fact, if the capital gains tax cut doesn't get passed or Congress fails to balance the budget, investors will probably migrate back to the large-cap market for safety.

Q: You mentioned the capital gains tax cut. Do you think the promised reduction could get left on the cutting-room floor?

A: We don't think so. This item is high on Washington's agenda, and judging from the way equities have been performing, the market concurs. The real question is what the capital gains cut will look like when the dust settles. While it appears unlikely that capital gains will be indexed for inflation, signs suggest that the tax rate itself will be a key discussion point during the budget process. So while the capital gains tax cut may not be as dramatic as many had hoped, we believe it will pave the way for additional action, particularly if the Republicans retain control of Congress and capture the White House in the next presidential election.


Q: What's your outlook?

A: We remain committed to investing in high-quality growth stocks as we believe that investors will continue to pay a premium for companies that can continue to show considerable growth -- even in a slower economy. We are, however, cautiously optimistic about prospects for the stock market. We think that for the stock market to perform poorly, there would have to be an unfavorable interest rate environment, a setback in earnings growth or a disappointment out of Washington. We don't see that happening -- in fact, we believe the Fed will continue to lower interest rates in 1996 and that financial assets should continue to perform well. The year 1995, however, has been an exceptional one for stocks, and typically an exceptional year is seldom followed by an even more exceptional year. So while we think that stocks -- and growth stocks in particular -- will have solid growth potential in this lower interest rate, low inflation environment that we see going forward, we don't think we'll see the same sort of robust growth that has occurred this year.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500 is an unmanaged group of stocks that differs from the composition of each SteinRoe Fund; the S&P 500 is not available for direct investment. According to Lipper Analytical Services, an independent monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the five- and ten-year periods ended September 30, 1995, were 16.9 percent and 14.7 percent, respectively.

2 Portfolio holdings are as of September 30, 1995, and are subject to change.

Fund Highlights

Growth Stock Fund
Top Ten Holdings                   (% of Total Net Assets)
The Home Depot, Inc.                3.7%
Motorola, Inc.                      3.6
Medtronic Incorporated              3.0
General Electric Company            2.8
AT&T Corp.                          2.7
The Coca Cola Company               2.7
The Gillette Company                2.6
Fed. Natl. Mortgage Company         2.6
The Procter & Gamble Co.            2.5
Green Tree Acceptance               2.5
   Total                           28.7%

Equity Portfolio Highlights
                                   Equity Portfolio              S&P 500
Number of Holdings                     50                          500
Median Market Value ($ Mil.)       10,813                        4,542
                                   As of September 30, 1995
Economic Sector Breakdown
                                  Equity Portfolio               S&P 500
Pie Charts:
Basic Materials                     1%                            6%
Consumer Cyclical                  16                            14
Consumer Non-Cyclical              29                            21
Energy                              2                             9
Financial                          15                            13
Industrial                         10                            10
Technology                         22                            14
Utilities                           5                            13
  Total                           100%                          100%

Asset Allocation
As of September 30, 1994           As of September 30, 1995
Pie Charts:
Stocks $296.7 (92.3%)              Stocks $339.9 (94.3%)
Cash & Equivalents $24.8 (7.7%)    Cash & Equivalents $20.4 (5.7%)

Q&A

An Interview with Special Fund's and Special Venture Fund's Portfolio Managers

Fund Data

Investment Objective:
Seeks to achieve capital appreciation by investing primarily in equity securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

Fund Inception:
May 22, 1968

Total Net Assets:
$1,201,469 million

Photographic image of E. Bruce Dunn and Richard B. Peterson

Special Fund Q & A

Q: While the stock market has had an exceptional year, the Fund's performance has been lagging. What factors have contributed to its underperformance?

A: For the fiscal year ended September 30, 1995, Special Fund had a total return of 14.6 percent, compared to a 29.7 percent return for the S&P 500.(1) The U.S. stock market has produced unexpectedly strong returns this year, largely because of technology stocks in which the Fund was underweighted relative to the Index.

Our investment approach, which focuses on companies rather than sectors or industries, still resulted in a well-diversified portfolio, but it produced a lower than market concentration in technology. Our technology exposure increased slowly from 2 percent to 8 percent of equities during the fiscal year, but we were still below the S&P's 14 percent weighting at September 30, 1995. Additionally, we did not own any drug stocks (versus 8 percent for the S&P 500), which was another strong sector during the fiscal year.

We were also hurt by the fact that non-U.S. stocks were out of favor until April or May. The MSCI EAFE Index, which measures foreign stock performance, had a 5.8 percent return this fiscal year -- more than 20 percentage points below the return of the S&P.1 Although our total non-U.S. exposure declined from a high of 16 percent of equities to 9 percent at September 30, it continued to hurt performance.

Q: Why doesn't the Fund own more technology stocks?

A: Short-lived product cycles can make it difficult for managements to estimate long-term demand, cash flow and earnings. As a result, we believe technology stocks can be volatile holdings.

Instead, we favor what we believe are more reliable, less volatile companies within the technology sector. A good example would be Molex (2.5 percent of total net assets), a manufacturer of electrical connectors with broad end-user markets, and Xerox (2.0 percent), which we believe has a promising document printing business.

Q: Have you made any changes in strategy during the year?

A: We reduced the number of holdings in the Fund from 76 to 59 to increase our exposure to the companies that we believe are best positioned to succeed over the next several years. For the same reason, we increased the concentration of our top ten holdings from 22 percent to 29 percent of equities. In recent months, we've seen these actions begin to have a positive effect on the portfolio.

Q: Which of the Fund's holdings made positive contributions over the past year?

A: Financial stocks, which have been particularly strong, were led by insurers Allstate, Progressive and 20th Century Industries (3.0, 2.2 and 1.2 percent of total net assets, respectively).

Allstate and 20th Century have bounced back after weathering the natural catastrophes of 1994, while Progressive is successfully balancing market share growth and underwriting profitability. And First Fidelity, which we sold during the quarter, benefited from a buyout.

Health care has also done well, with three stocks -- Boston Scientific, Invacare and Stryker (3.9, 1.8 and 1.4 percent of total net assets, respectively) -- making large contributions to performance. Boston Scientific continues to capitalize on open-ended opportunities in less-invasive surgical procedures. Invacare's strong strategic direction has allowed it to realize a competitive advantage in the home medical equipment business during the past year. Stryker, which makes orthopedic implants, has expanded its growth overseas.
Finally, our business service companies, including Alco Standard and Unitog (2.2 and 1.0 percent of total net assets, respectively) continue to benefit from consolidation of their respective industries.

Q: With the stock markets experiencing strong gains, are you finding companies that are attractively valued?

A: Overall, we believe the Fund's portfolio is attractively valued. Our direct field research helps us find companies before they are recognized -- and hyped -- by other investors. Special Fund continues to find companies that we believe have wealth-building managements, attractive business characteristics and that appear undervalued relative to their longer-term growth potential. Three new holdings that we believe are attractive include: AVX, a leading worldwide manufacturer of capacitors, which are the components that control electricity as it flows through a printed circuit board; Schlumberger, a premier worldwide oil field services company; and Borders Group, an operator of book superstores (1.2, 1.6 and 1.4 percent of total net assets, respectively).

Q: Any final thoughts?

A: We believe 1995 has been a highly unusual year for the market. Over the long term, Special Fund has rewarded its investors, and we continue to believe that our strategy can provide attractive total return potential for shareholders with a longer-term investment horizon of three to five years or more.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500 and the MSCI EAFE (Morgan Stanley Capital International Europe, Australia and Far East Index) are unmanaged groups of stocks that differ from the composition of each SteinRoe Fund; they are not available for direct investment. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Special Venture Fund Q & A

Fund Data

Investment Objective:
Seeks to achieve long-term capital appreciation by investing primarily in entrepreneurially managed companies. The Fund emphasizes investments in financially strong small and medium-sized companies based principally on management appraisal and stock valuation.(2)

Fund Inception:
October 17, 1994

Total Net Assets:
$60,533 million

Q: Special Venture is approaching its first anniversary. How has it performed since it was launched in October 1994?

A: From its inception on October 17, 1994, through September 30, 1995, Special Venture posted a total return of 27.0 percent, versus a 27.9 percent total return for the S&P 500.1 While the S&P 500 is comprised primarily of large-cap stocks, the Fund's holdings are concentrated in smaller-cap stocks, which underperformed large-cap issues for most of the year. Because the Fund invests primarily in smaller stocks (under $1 billion market cap), we believe it may also be of interest to measure the Fund's performance against indices that gauge small- and mid-cap performance. From October 17, 1994, to September 30, the principal-only returns of the Russell 2000, which measures small-cap performance, and the S&P MidCap, were 21.8 percent and 23.2 percent, respectively. For the same time period, the principal-only returns of the Fund and the S&P 500 were 26.2 percent and 24.6 percent, respectively.(1)

Q: How is the Fund positioned?

A: Since inception assets have grown to $60 million. At September 30, the Fund owned 39 companies, with a median market value of about $400 million. The Fund's largest industry concentrations were in health care, business services and specialty chemical manufacturers. Our non-U.S. based holdings are a relatively small part of the portfolio.

Q: What types of stocks do you find attractive?

A: One of the most important parts of our stock selection process is finding companies that we believe have exceptional wealth-building managements. In addition, we look for companies that we think offer exposure to large business opportunities, a sustainable competitive advantage and financial strength. Finally, we believe the company's stock price should be attractively valued relative to its long-term growth prospects.

Q: Which of the Fund's holdings have made positive contributions to its performance this year?

A: The Fund's health care, technology and financial services holdings have provided good gains this year. The best-performing holding was Boston Scientific (2.9 percent of total net assets), which seeks to capitalize on open-ended opportunities in less-invasive surgical procedures. In addition, the Fund's top five holdings have also performed well. They include Triad Guaranty (4.0 percent), a low-cost underwriter of private mortgage insurance; Keane (4.0 percent), which has taken advantage of large opportunities resulting from corporate outsourcing of software applications and computer services; G&K Services (3.8 percent), which we believe has successfully grown its uniform rental business through internal growth and strategic acquisitions; OM Group (3.8 percent), a specialty chemical business that has capitalized on low raw material costs and distribution strengths; and finally, Invacare, (3.6 percent) whose powerful distribution and low-cost manufacturing has allowed the company to realize a large competitive advantage in the home medical equipment business.

Q: Smaller companies are typically more volatile than larger companies. How do you manage the additional risk?

A: We are not an emerging growth or a maximum gain portfolio. Instead, we emphasize a longer investment time horizon of three to five years or more. Because we do our own direct field research, we try to find companies before other investors have driven up their stock prices. As a result, we believe the valuations of the stocks in the portfolio are especially attractive relative to their long-term growth prospects. Additionally, at September 30, the portfolio's beta was 0.87, versus 1.00 for the S&P.

Q: Do you have any final thoughts?

A: The year-to-date relative strength of certain market sectors, particularly technology, has been overwhelming. During the last quarter of our fiscal year, however, the market appeared to be broadening its interest beyond technology, which we regard as healthy -- both for the Fund and in general. While we're pleased with the Fund's performance in its first year, we'd like to stress that investors shouldn't focus on its short-term performance. We emphasize a three- to five-year time horizon for the investments we make, and we encourage investors to have that same time frame.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500, the Russell 2000 and the S&P MidCap are indices that represent unmanaged groups of stocks that differ from the composition of each SteinRoe Fund; they are not available for direct investment. Principal-only returns do not include reinvestment of income and capital gains distributions.

2 Funds that emphasize investments in smaller companies may experience short-term volatility.

Fund Highlights

Special Fund
Top Ten Holdings                   (% of Total Net Assets)
Boston Scientific Corp.             3.9%
The Allstate Corporation            3.0
Superior Industries Intl.           2.8
Revco D. S., Inc.                   2.7
The Olsten Corporation              2.7
Harley-Davidson Inc.                2.6
Molex Inc.                          2.5
Airtouch Communications             2.5
Unifi Inc.                          2.4
American Express                    2.3
   Total                           27.4%


Equity Portfolio Highlights
                                   Portfolio                     S&P 500
Number of Holdings                  56                            500
Median Market Value ($ Mil.)       996                           4,542

Economic Sector Breakdown
                                   As of September 30, 1995
                                   Equity Portfolio              S&P 500
Pie Charts:
Basic Materials                     6%                            6%
Consumer Cyclical                  30                            14
Consumer Non-Cyclical              10                            21
Energy                              4                             9
Financial                          18                            13
Industrial                         17                            10
Technology                          8                            14
Utilities                           7                            13

Asset Allocation
As of September 30, 1994           As of September 30, 1995
Pie Charts:
Equities $1,125.7 (90.5%)          Equities $1,127.3 (93.8%)
Cash & Equivalents $115.7 (9.3%)   Cash & Equivalents 63.1% (5.3%)
Convertibles $2.5 (0.2%)
                                   *Bond holdings represented $11.1
                                   million, or 0.0% of net assets.

Fund Highlights

Special Venture Fund
Top Ten Holdings                   (% of Total Net Assets)
Triad Guaranty Inc.                 4.0%
Keane                               4.0
G & K Services Inc.                 3.8
OM Group Inc.                       3.8
Invacare Corp.                      3.6
Patterson Dental                    3.5
Zale Corp.                          3.3
AmeriSource                         3.0
Boston Scientific Corp.             2.9
Proffitts                           2.7
   Total                           34.6%

Equity Portfolio Highlights
                                   Portfolio                     S&P 500
Number of Holdings                  39                             500
Median Market Value ($ Mil.)       378                           4,542

Economic Sector Breakdown
                                   As of September 30, 1995
                                   Equity Portfolio              S&P 500
Pie Charts:
Basic Materials                    13%                            6%
Consumer Cyclical                  17                            14
Consumer Non-Cyclical              30                            21
Energy                              8                             9
Financial                           7                            13
Industrial                         11                            10
Technology                         14                            14
Utilities                           0                            13
  Total                           100%                          100%

Asset Allocation
As of September 30, 1995
Pie Chart:
Equities $52.2 (86.2%)
Cash $8.3 (13.8%)

Q&A

An Interview with Capital Opportunities Fund's Portfolio Manager

Fund Data

Investment Objective:
Seeks long-term capital appreciation by investing in aggressive growth companies, including securities of smaller emerging companies as well as securities of any size that offer strong earnings growth potential.(2)

Fund Inception:
March 31, 1969

Total Net Assets:
$242,381 million

Photographic image of Gloria Santella

Q: How did the Fund perform this year?

A: The Fund performed extremely well, beating indices we compare ourselves against. We ended the fiscal year with a 37.5 percent return, which topped both the S&P 500's return of 29.7 percent and the 25.7 percent median return of the Fund's Lipper capital appreciation peer group. The Fund also outperformed both the small- and mid-cap sectors, outpacing the NASDAQ Industrial Index and the S&P MidCap Index, which returned 26.3 percent and
25.8 percent, respectively.(1)

Q: What factors contributed to the Fund's strong performance?

A: The Fund's primary source of outperformance was its exposure to technology stocks. The technology sector led the market for the past year, and the Fund's average technology weighting of 20 percent, versus 10 percent for the S&P 500, helped boost the Fund's relative performance. In fact, technology stocks accounted for approximately one-third of the Fund's return for the year.

Renewed strength in the small- to mid-cap growth sector also helped propel the Fund's performance. The year-end rally in this sector was noteworthy as it represented a marked shift in leadership from large-cap stocks, which dominated the market during the first three quarters of the Fund's fiscal year.

Q: After several quarters of phenomenal growth, many are starting to speculate that technology stocks are overvalued, overhyped and headed for a fall. How long do you think the technology sector can sustain such strong growth?

A: In order to assess the situation, it's necessary to look at the reasons behind the performance of the technology group. First of all, earnings growth in the technology sector has been explosive. For example, the average growth in earnings for the Fund's technology holdings during the past fiscal year was 92 percent. So, for the most part, the exceptional performance can be justified by the earnings growth alone. Additionally, technology has become a larger portion of most growth portfolios than in the past, and this increased demand has driven up prices.
Going forward, we believe it's reasonable to expect some profit taking to occur among short-term investors. Current valuations, however, remain within historical ranges and are not necessarily excessive, especially in light of the growth most technology companies are experiencing. Furthermore, we believe technology will continue to play a large role in many growth portfolios. Technology is no longer an exotic, isolated sector of the economy. And as a result, growth portfolios will need to reflect society's increased demand for technology.

One thing that makes us wary is the inherent volatility of the group. We believe, however, that the Fund's current technology weighting, 19 percent on September 30, represents a reasonable balance between growth and volatility.

Q: What are your expectations for the coming months?

A: We're optimistic about the prospects for small- to mid-cap growth stocks. We think earnings growth in this sector will continue to be robust. Furthermore, as economic growth moderates, it will be difficult for many large, economically sensitive companies to sustain their recent earnings growth. As the overall supply of rapidly growing companies becomes increasingly limited, we believe the market will place a higher value on high growth companies such as those held in the Fund.

Q: With technology stocks headlining the market rally, many people are well aware of that sector's strong points. Are there any other sectors that appear attractive right now?

A: Yes, there are other areas that appear attractive in terms of both projected earnings growth and valuation. While technology stocks led the stock market this year, it is interesting to note that strong performance during the Fund's fourth fiscal quarter broadened beyond the technology group. We view this as a positive sign -- not only for other growth sectors of the market, but for the sustainability of the recent rally in small- to mid-cap stocks as well.

One area we find particularly attractive is the lodging industry. We believe the strong earnings growth projected for this sector is supported by an improving balance in supply and demand. The lodging industry suffered from overbuilding in the 1980s due to tax incentives and lenient lending policies on the part of financial institutions. Today, however, in most markets, it's less expensive to acquire an existing hotel than it is to build one, and as a result there is little new supply. As supply tightens, the dominant lodging companies should be well-positioned to raise prices, improve their occupancy levels and experience solid increases in profitability.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The S&P 500, NASDAQ Industrial and S&P MidCap are indices that represent unmanaged groups of stocks that differ from the composition of each SteinRoe fund; they are not available for direct investment. According to Lipper Analytical Services, an independent monitor of mutual fund performance, the median returns for the Fund's capital appreciation peer group for the five- and ten-year periods ended September 30, 1995, were 18.1 percent and 14.8 percent, respectively.

2 Funds that emphasize investments in smaller companies may experience greater price volatility than securities of larger companies.

Fund Highlights

Capital Opportunities Fund
Top Ten Holdings                   (% of Total Net Assets)
Hospitality Franchise               4.3%
Gartner Group Inc.                  4.1
Paychex, Inc.                       3.8
PhyCor, Inc.                        3.8
Stratacom Strm.                     3.4
Tellabs, Inc.                       3.3
Clear Channel Comm., Inc.           3.1
Sunglass Hut                        3.1
IDEXX Laboratories, Inc.            3.1
Green Tree Financial                3.0
   Total                           35.0%

Equity Portfolio Highlights
                                   Portfolio                     S&P 500
Number of Holdings                    45                           500
Median Market Value ($ Mil.)       1,215                         4,542

Economic Sector Breakdown
                                   As of September 30, 1995
                                   Equity Portfolio              S&P 500
Pie Charts:
Basic Materials                    1%                            6%
Consumer Cyclical                  35                            14
Consumer Non-Cyclical              19                            21
Energy                              0                             9
Financial                           6                            13
Industrial                         20                            10
Technology                         19                            14
Utilities                           0                            13
  Table                           100%                          100%

Asset Allocation
As of September 30, 1994           As of September 30, 1995
Pie Charts:
Cash & Equivalents $22.3 (12.7%)   Cash & Equivalents $27.1 (11.2%)
Convertibles $9.8 (5.6%)           Convertibles $6.6 (2.7%)
Stocks $143.6 (81.7%)              Stocks $208.6 (86.1%)

Q&A
An Interview with International Fund's Portfolio Managers

Fund Data

Investment Objective:
Seeks long-term growth of capital by investing primarily in a diversified portfolio of foreign securities. Under normal market conditions, the Fund will invest at least 65 percent of its total assets in foreign securities of at least three countries outside of the United States.

Fund Inception:
March 1, 1994

Total Net Assets:
$83,020 million

Photographic image of Bruno Bertocci and David Harris

Q: How did the Fund perform?

A: For the fiscal year ended September 30, the Fund's total return declined
1.3 percent, compared to a gain of 5.8 percent for the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE).(1) We underperformed the Index in the first two quarters of the fiscal year, but rebounded to outperform it by 5 percent over the last two fiscal quarters.(2)

A major reason the Fund underperformed relative to EAFE was its overweighting in Latin America, a position that was built up toward the end of the first quarter after the Mexican peso devaluation. Historically, investing in markets after devaluation has been a successful strategy since equity markets typically rise when their currencies are devalued. However, after the peso devaluation, the turmoil in Mexico persisted and negatively impacted all the markets in Latin America, the so-called "Tequila Effect." As a result, the stocks in the Fund's portfolio declined sharply during this period. While our Latin American exposure hurt our performance during the first two fiscal quarters relative to EAFE (since Latin America has a 0 percent weighting in EAFE), it contributed to the outperformance generated in the last two quarters.

Another reason the Fund underperformed early in 1995 was its lack of representation in the banking and insurance sector in Japan, which accounts for 35 percent of that market. This sector rallied during the first quarter as the merger of Mitsubishi Bank and Bank of Tokyo created heightened expectations of a quick fix to Japan's banking crisis. In addition, the earthquake in Kobe propelled many construction stocks to rally over 100 percent as speculative fervor in the sector was rampant. We avoid placing short-term sector bets, and these companies' high valuation levels do not fit our long-term strategy.

Q: The U.S. dollar slumped against the Japanese yen and the German mark early in the year, before snapping back and eventually stabilizing. What effect has this had on the Fund?

A: The gyrating dollar made investing abroad difficult as the dollar's fluctuations and movements in foreign stock markets tended to cancel each other out. For example, profits made when the dollar fell sharply against the yen early this year couldn't offset falling Japanese stock prices. Then, when shares rebounded in Japan, the higher dollar offset much of the yen-based market gains for U.S. investors.

Q: Did you use any hedging strategies to limit the effects of these currency fluctuations?

A: We had been hedging approximately 25 percent of the portfolio's Japanese yen and German mark exposure early in 1995, but our longer-term strategy continues to be to hedge infrequently. Hedging, which involves entering into contracts to purchase or sell a country's currency in the future at a pre-set price, can reduce losses associated with currency volatility, but it can also limit potential gains and adds to trading costs. We believe that many of our export-oriented stocks provide a natural hedge against dollar appreciation. Although some competitors using currency hedges performed slightly better during the year, we believe our strategy will be effective in the long run since we believe that much of the volatility we've seen in the last year appears to be an aberration -- currency fluctuations historically have been more consistent, moving within a narrower range. This year, however, currency exchange rates have been 50 to 60 percent more volatile than their historical averages, a level that we believe is unusual and unsustainable.

Q: For the year ended September 30, the U.S. stock market, as measured by the S&P 500, has gone up roughly 29 percent, while the non-U.S. stock market, as measured by EAFE, climbed only 5 percent -- one of the biggest gaps on record. Can this gap persist, and if not, is this a good time to be looking abroad for superior return potential?

A: Right now, we're seeing an unusual disparity in valuations between comparable industries in the United States and those in foreign stock markets. For example, paper stocks rallied in the United States because P/E ratios were maintained while earnings grew. In Europe, however, as earnings grew, multiples declined, and as a result stock prices of paper companies have remained flat. We believe that this situation will not persist, and eventually low foreign stock valuations will resemble those of domestic stocks. This suggests that non-U.S. opportunities are not only attractive, but a potential source for above-average returns.

In any case, we believe diversifying abroad is a rewarding portfolio strategy. Since U.S. and foreign markets seldom move in tandem, adding international investments to your portfolio can help to enhance your portfolio's return potential when the U.S. market is down.

Q: There seems to be a thaw in Sino-U.S. relations. Is now a good time to invest in China?

A: Despite improved relations, tension remains -- particularly about the emotionally charged issues of human rights violations, Taiwan, overseas arms sales and China's entry into the World Trade Organization. Still, we think China could be a potentially great global growth story. Unfortunately, right now it's difficult to invest directly -- its stock exchanges in Shanghai and Shenzen are relatively small, with few shares available for investment to outside investors. As a result, we believe the best way to invest in China's growth potential is through Hong Kong. Not only does it offer some attractively valued stocks, but the Hong Kong dollar is pegged to the U.S. dollar, which eliminates foreign currency fluctuation concerns.

Q: What about emerging markets?

A: Despite increased volatility, emerging markets still offer some of the best prospects for robust economic and earnings growth. The International Monetary Fund estimates that developing nations will grow twice as rapidly as the industrial world for the rest of the decade. With more than 3 billion new consumers poised to enter the global economy, many emerging markets are on the brink of an economic explosion. The relaxation of import and export restrictions and increasing competition is spurring many companies to move their manufacturing and production sites to these emerging markets to take advantage of less-expensive labor. As a result, many emerging markets are attracting substantial foreign investment, which is paying for improved road, rail and shipping infrastructure, and enabling these new markets to become more sophisticated manufacturing and distribution centers. In addition, as a country's economy begins to thrive, it creates investment opportunities in banking, consumer goods and telecommunications.

Q: What areas look attractive?

A: We are quite optimistic about investment opportunities in South Korea. For example, Samsung Electronics, the Fund's largest holding (2.8 percent of total net assets as of September 30) has experienced surging semiconductor sales, yet it trades at a low P/E ratio of less than four. Many of the Korean conglomerates ("chaebol") have begun to sell stakes in their subsidiaries at extremely attractive valuations. For example, Hyundai Corp. has sold a portion of Hyundai Merchant Marine, a shipbuilder that is now listed for the first time on the Korean market. Hyundai Merchant Marine stock was priced at 9,000 won per share in its initial public offering. This is a remarkably low valuation considering it is less than the value of just one of its investments, 14,000 won per share worth of Hyundai Electronics, a sister company within the Hyundai Corp. chaebol.

In Europe, we continue to favor some of the "soft currency" countries -- such as Sweden, Spain and Italy -- because their relatively weak currencies make their exports more competitive. We're also enthusiastic about the opportunities available in Europe's cellular industry, and we believe many European forest product companies are attractively valued relative to their U.S. counterparts.

In the Latin American markets, we believe Mexico should prove to be a good investment on a longer-term basis. After struggling to set things right following last year's crash, the Zedillo government seems to have Mexico back on the right track -- the trade balance is in the black, the peso now appears more stable and the Mexican stock market has rebounded more than 50 percent over the past six months.

We also continue to find many interesting investment ideas from businesses or companies that have been successful in the United States. For example, NTT Data, one of the Fund's 10 largest holdings (1.7 percent of total net assets as of September 30), provides computer and information systems consulting services within Japan, much like EDS does here. Japan's management information systems infrastructure is several years behind that of the United States, providing an opportunity to invest in a business that has already proven viable both here and in Europe, but is still in a rapid growth phase there.

1 Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. The MSCI EAFE is an unmanaged group of stocks that differs from the composition of each SteinRoe Fund; it is not available for direct investment. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

2 For the six-month period ended March 31, 1995, International Fund's total return declined 10.1 percent, compared to a 1.0 percent gain for the MSCI EAFE. For the six-month period ended September 30, 1995, International Fund posted a gain of 9.9 percent, while the MSCI EAFE rose only 4.9 percent.

Fund Highlights
International Fund
Top Ten Holdings                   (% of Total Net Assets)
Samsung Electronics                 2.8%
Bladex                              2.2
Fortis Amev                         2.2
Astra                               2.1
Ito-Yokado                          1.8
Matsushita Electric                 1.8
Hitachi                             1.8
Telecom Italia Mobile               1.7
KPN                                 1.7
NTT Data                            1.7
   Total                           19.8%

Equity Portfolio Highlights
                                   Portfolio                     S&P 500
Number of Holdings                 101                           500
Median Market Value ($ Bil.)       1.2                           1.9

Economic Sector Breakdown
                                   As of September 30, 1995
                                   Equity Portfolio              MSCI EAFE
Pie Charts:
Capital Equipment                  19.1%                         13.6%
Consumer Goods                     19.2                          19.3
Energy                              9.2                           9.4
Finance                            16.4                          26.2
Materials                          11.3                          11.1
Multi-Industry                      5.5                           3.5
Services                           19.3                          16.9
  Total                            100%                          100%

Asset Allocation
As of September 30, 1994           As of September 30, 1995
Pie Charts:
Equities $71.6 (95.7%)             Equities $74.9 (90.1%)
Cash & Equivalents $1.6 (2.2%)     Cash & Equivalents $5.9 (7.0%)
Bonds $1.6 (2.1%)                  Bonds $2.4 (2.9%)

Special Notice

Shareholders Approve New Agreements

At a special meeting on August 15, 1995, shareholders of SteinRoe Total Return
Fund, Prime Equities, Growth Stock Fund, Special Fund and Capital
Opportunities Fund voted to approve a proposal that replaced each Fund's investment advisory agreement with two new agreements. These new agreements essentially carry forward the services Stein Roe & Farnham already provides to shareholders, separating into two agreements the provision of administrative and investment management services. In addition, shareholders approved a management agreement between SR&F Base Trust and the Adviser that would replace the proposed management agreement between Investment Trust and the Adviser if and when the Funds converted to a master/feeder structure.
The new agreements took effect on September 1, 1995.

The agreements are:

(A) Administrative Agreement
(B) Management Agreement
(C) Management Agreement between SR&F Base Trust and the Adviser
The outcome of the vote was as follows:
                    Record         Total share
                    date share     position
                    position:      voted:         For            Against        Abstentions
Total Return Fund     226,829,921  139,113,878
(A)                                               109,454,105     24,013,461    5,646,311
(B)                                               110,934,878     21,526,961    6,652,039
(C)                                               109,671,661     21,344,186    8,098,031
Prime Equities        129,522,400   85,136,495
(A)                                               65,576,097      15,956,752    3,603,645
(B)                                               67,311,643      14,802,518    3,022,334
(C)                                               68,657,329      12,565,596    3,913,569
Growth Stock Fund     330,239,507  212,218,569
(A)                                               166,859,312     32,391,560    12,967,697
(B)                                               167,289,954     31,867,128    13,061,510
(C)                                               166,439,159     29,690,817    16,088,616
Special Fund        1,205,305,823  727,462,858
(A)                                               514,475,010    183,026,984    29,960,865
(B)                                               517,451,101    179,246,366    30,765,391
(C)                                               522,822,435    166,161,468    38,478,978
Capital
Opportunities
Fund                200,931,190    118,979,569
(A)                                                96,352,230     18,408,524     4,218,815
(B)                                                96,244,743     18,565,833     4,168,956
(C)                                                97,211,534     16,098,791     5,669,281

Total Return Fund
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Equity-Related Securities (85.9%)                            of Shares          Value
Common Stocks (37.0%)
Banking (4.1%)
Amsouth Bancorporation                                          46,000         $1,748
Bank America Corporation                                        71,000          4,251
Fleet Financial Group                                           88,000          3,322
                                                                               ------
                                                                                9,321
Chemicals (1.3%)
Dupont (E.I.) DeNeMours & Company                               45,000          3,094

Conglomerates and Miscellaneous (2.5%)
Hanson Plc ADRs                                                180,000          2,925
Harris Corporation                                              52,000          2,854
                                                                               ------
                                                                                5,779
Data Products & Reproduction (1.0%)
Xerox                                                           17,000          2,284

Distribution (1.0%)
Wal-Mart Stores, Inc.                                           91,500          2,276

Drugs and Health Products (2.7%)
Bristol-Meyers Squibb Company                                   45,000          3,279
Eli Lilly & Co.                                                 32,000          2,876
                                                                               ------
                                                                                6,155
Electrical Equipment (3.9%)
Emerson Electric Co.                                            56,000          4,004
General Electrical Company                                      78,000          4,973
                                                                               ------
                                                                                8,977
Food, Beverage & Tobacco (1.1%)
General Mills, Inc.                                             46,000          2,565

Health Care (1.9%)
Abbott Laboratories                                            104,000          4,433

Machinery (1.2%)
Tenneco, Inc.                                                   60,000          2,775

Natural Gas (1.6%)
Enron Corp.                                                    112,000          3,752

Paper & Forest Products (1.7%)
Plum Creek Timber Company, L.P.                                155,000          3,797

Petroleum (1.7%)
British Petroleum Company Plc ADRs                              42,344          3,806

Publishing & Broadcasting (1.2%)
Hubbell Inc. Class B                                            45,000          2,638

                                                                Number         Market
                                                             of Shares          Value
Real Estate (4.3%)
Kimco Realty Corporation                                        92,000        $ 3,669
RFS Hotel Investors, Inc.                                      130,000          1,982
United Dominion Realty Trust Inc.                              293,000          4,175
                                                                              -------
                                                                                9,826
Retail (1.1%)
Penny (J.C.) Company, Inc.                                      52,000          2,580

Telecommunications (3.3%)
American Telephone and Telegraph Company                        65,000          4,274
Frontier Corp.                                                 120,000          3,195
                                                                              -------
                                                                                7,469
Utilities-Electric (1.4%)
Empressa Nacional de Electricidad, S.A. de C.V., ADRs           60,000          3,090
                                                                              -------
Total Common Stock (Cost $57,681)                                              84,617

Preferred Stocks (20.2%)
Computer Software (0.9%)
Salomon Inc. (Microsoft Corp. ELKS) $3.994                      20,000          2,065

Consumer (1.5%)
James River Corporation of Virginia DECS                       110,000          3,355

Electronics (2.2%)
LM Ericsson $1.578 Cv.                                       1,500,000          4,922

Extractive Energy (0.5%)
**Gerrity Oil & Gas Corporation $1.500 Cv.                     104,800          1,114

Financial (3.4%)
Citicorp $5.375 Cv.                                             26,000          5,083
GATX Corporation Series A $3.875 Cv.                            45,000          2,723
                                                                              -------
                                                                                7,806
Food, Beverage & Tobacco (1.2%)
RJR Nabisco Holdings Corp. PERCS                               400,000          2,700

Gaming (1.0%)
Salomon Inc. (Promus Companies ELKS) $3.017                     55,000          2,241

Investments (1.5%)
SunAmerica Inc. PERCS $2.780 Cv.                                70,000          3,377

Industrial Products (1.1%)
Corning Delaware $0.680 Cv.                                     53,500          2,501

Mining (1.4%)
Freeport-McMoran Gold & Copper Inc. $1.750 Cv.                 117,000          3,217

Oil & Natural Gas (1.4%)
**Unocal Corporation $3.500 Cv.                                 60,000          3,173

Real Estate Management (1.4%)
Rouse $3.205 Cv.                                                60,000          3,292

                                                                Number         Market
                                                             of Shares          Value
Services (1.8%)
General Motors Corporation Class E  Series C $3.250 Cv.         65,000       $  4,217

Telephone (0.9%)
Telefonos de Mexico PRIDES                                      65,000          2,186
                                                                             --------
Total Preferred Stocks (Cost $40,748)                                          46,166
                                                             Principal
Convertible Subordinated Debentures (28.7%)                     Amount
Automotive (1.0%)
Mascotech 4.500% 12/15/03                                      $ 3,000          2,269

Broadcasting & Publishing (1.9%)
Comcast Corp. 1.125% 4/15/07                                     5,000          2,581
Time Warner Inc. 8.750% 1/10/15                                  1,645          1,713
                                                                               ------
                                                                                4,294
Business Services (1.3%)
**Laidlaw ADT 6.000% 1/15/99                                     2,500          2,938

Energy (2.2%)
Kelley Oil & Gas Partners Ltd. 8.500% 4/01/00                    2,470          1,948
SFP Pipeline Holdings 10.410% 8/15/10                            2,500          3,150
                                                                             --------
                                                                                5,098
Fabricated Metal Products (0.9%)
TriMas Corporation 5.000% 8/01/03                                2,000          2,085

Financial (1.3%)
Elan International Financial Ltd. Zero Coupon
   (Effective Yield 4.652%) 10/16/12                             6,500          2,958

Health Care (5.6%)
Integrated Health Services Inc. 6.000% 1/01/03                   3,000          3,169
Nationwide Health Inc. 6.250% 1/01/99                            3,500          3,482
Olsten Corporation 4.875% 5/15/03                                2,400          2,778
**Roche Holdings Ltd. Zero Coupon(Effective Yield 4.750%) 9/23/085,000          3,506
                                                                             --------
                                                                               12,935
Insurance (1.5%)
Fremont General Zero Coupon (Effective Yield 9.270%) 10/12/13    9,000         3,532

Retail (0.9%)
Federated Department Stores Inc. 9.720% 2/15/04                  2,000          2,005

Restaurants (1.6%)
Boston Market Zero Coupon (Effective Yield 7.597%) 6/01/15      15,000          3,637

Services (6.8%)
Danka Business Systems 6.750% 4/01/02                            3,000          4,140
LTC Properties 8.500% 1/01/00                                    2,000          2,013
OHM Corporation 8.000% 10/01/06                                  2,800          2,569
Service Corporation 6.500% 9/01/01                               1,500          2,820
**U.S. Filter 6.000% 9/15/05                                       500            535
Valhi, Inc. Zero Coupon (Effective Yield 8.693%)
   (Convertible into shares of Dresser) 10/20/07                 9,000          3,375
                                                                             --------
                                                                               15,452

                                                             Principal         Market
                                                                Amount          Value
Technology (1.3%)
WMX Technologies, Inc. 2.000% 1/24/05                          $ 3,452       $  2,934

Transportation (1.1%)
Roadmaster Industries, Inc. 8.000% 8/15/03                       3,000          2,505

Utilities (1.3%)
National Power 6.250% 9/23/08                                    1,600          3,027
                                                                             --------
Total Convertible Subordinated Debentures (Cost $59,527)                       65,669

Total Equity-Related Securities (Cost$157,956)                                196,452

Bonds and Notes (10.9%)
U.S. Government and Agency Obligations (1.6%)
Federal National Mortgage Association 8.000% 4/13/05             2,500          2,578
U.S. Treasury Note 7.500% 11/15/01                               1,000          1,072
                                                                             --------
                                                                                3,650
U.S. Government Agency Mortgage-Backed Securities (1.5%)
Federal Home Loan Mortgage Corporation Gold 8.000% 11/01/22      1,019         1,044
Federal National Mortgage Association (Multi-family housing)
   (Variable Rate) 9.038% 6/01/97                                   39             39
Government National Mortgage Association
   9.000% 3/15/20                                                  167            176
   9.000% 4/15/20                                                  113            119
   6.500% 7/20/25 (ARM)                                          2,033          2,057
                                                                             --------
                                                                                3,435
Air Transportation (0.7%)
United Airlines Series 1991 9.200% 3/22/08                       1,422          1,535

Automotive (2.0%)
Ford Motor Corporation
   5.750% 5/14/98                                                3,000          2,959
   8.875% 1/15/22                                                1,500          1,749
                                                                             --------
                                                                                4,708
Commercial Bank (0.9%)
Den Danske Bank 6.550% 9/15/03                                   2,250          2,168

Financial (3.3%)
Alps 94-1 Pass Thru Trust 9.350% 9/15/04                         2,487          2,583
American Mortgage Trust 8.190% 9/27/22                           2,353          2,272
American Residential Mortgage Medium Term Note 6.110% 2/03/99    2,000          1,985
MDC Mortgage Funding Corporation Series Q Class 5 8.850% 3/20/18   598            620
                                                                             --------
                                                                                7,460
Mortgage-Backed Securities (0.9%)
** Lennar 8.120% 9/15/02                                         2,000          2,013
                                                                             --------
Total Bonds and Notes (Cost $23,789)                                           24,969

                                                             Principal         Market
                                                                Amount          Value
Short-Term Obligation (0.9%)
Commercial Paper (0.9%)
Associate Corporation of North Amercia 6.750% 10/02/95
(Cost $1,985)                                                   $1,985       $  1,985

Total Investments (97.7%)
(Cost basis $183,730)                                                         223,406
Other Assets, Less Liabilities (2.3%)                                           5,154
                                                                             --------
Total Net Assets (100.0%)                                                    $228,560
                                                                             ========

* Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At September 30, 1995, the aggregate value of these securities represented 5.8%.

See accompanying notes to financial statements.

Prime Equities
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Equity-Related Securities (75.2%)                            of Shares          Value
Common Stocks (69.4%)
Aircrafts (2.1%)
McDonnell Douglas Corporation                                   36,000       $ 2,979

Banks (4.6%)
Citicorp                                                        20,000         1,415
First Interstate Bancorp                                        27,500         2,771
Republic New York Corporation                                   40,000         2,340
                                                                             -------
                                                                               6,526
Broadcasting & Communications (2.9%)
Capital Cities ABC, Inc.                                        21,000         2,470
The Interpublic Group of Companies, Inc.                        40,400         1,606
                                                                             -------
                                                                               4,076
Construction (1.1%)
Fluor Corp.                                                     26,300         1,473

Consumer Products (6.8%)
The Gillette Company                                            67,200         3,200
Nike, Inc. Class B                                              27,000         2,778
The Procter & Gamble Co.                                        45,000         3,465
                                                                             -------
                                                                               9,443
Distribution (4.5%)
Albertson's Inc.                                                86,000         2,935
Walgreen Co.                                                   120,000         3,360
                                                                             -------
                                                                               6,295
Drugs (2.8%)
SmithKline Beecham                                              20,000         1,012
Warner-Lambert                                                  30,000         2,858
                                                                             -------
                                                                               3,870
Electrical Equipment (9.8%)
Emerson Electric Co.                                            47,000         3,360
General Electric Company                                        63,000         4,016
Honeywell Inc.                                                  80,000         3,430
Hubbell Incorporated, Class B                                   49,700         2,914
                                                                             -------
                                                                              13,720

Energy (5.6%)
Amoco Corporation                                               36,500         2,341
British Petroleum Company Plc ADRs                              31,220         2,806
Enron Corp.                                                     82,500         2,764
                                                                             -------
                                                                               7,911
Financial (5.1%)
American Express Co.                                            80,000         3,550
Federal National Mortgage Association                           34,000         3,519
                                                                             -------
                                                                               7,069
Food, Beverage & Tobacco (5.4%)
PepsiCo, Inc.                                                   40,000         2,040
Philip Morris Companies                                         40,000         3,340
Sara Lee Corporation                                            72,000         2,142
                                                                             -------
                                                                               7,522

                                                                Number         Market
                                                             of Shares          Value
Health Care (3.8%)
Abbott Laboratories                                             73,500      $  3,133
Roche Holding Ltd.                                                 300         2,131
                                                                            --------
                                                                               5,264
Media (2.2%)
Tribune Company                                                 25,000         1,659
Viacom International Incorporated, Class B                      27,190         1,353
                                                                            --------
                                                                               3,012
Paper and Forest Products (4.5%)
Alco Standard Corporation                                       27,000         2,288
Champion International                                          20,000         1,077
Georgia Pacific                                                 20,000         1,750
Minnesota Mining & Manufacturing Co.                            20,000         1,130
                                                                            --------
                                                                               6,245
Real Estate (1.7%)
Equity Residential Properties                                   36,000         1,084
Nationwide Health Properties, Inc.                              30,000         1,230
                                                                            --------
                                                                               2,314
Rubber, Plastics, and Related Products (1.3%)
Goodyear Tire & Rubber Co.                                      45,000         1,772

Specialty Chemicals (3.0%)
Minerals Technologies Inc., Class A                             57,300         2,156
Monsanto Co.                                                    20,400         2,055
                                                                             -------
                                                                               4,211
Telecommunications (1.9%)
American Telephone and Telegraph Company                        40,222         2,645

Other (0.3%)
Kansas City Southern Industries, Inc.                           10,000           455
                                                                            --------
Total Common Stocks (Cost $69,429)                                            96,802

Preferred Stocks (5.8%)
Banks (1.8%)
Citicorp $5.375 Cv.                                             13,000          2,541

Broadcasting (0.9%)
News Corp. Ltd. ADRs $0.500                                     65,000          1,292

Industrial Products (0.7%)
Corning Inc. Cv. $3.000                                         20,000            935

Technology Services (2.4%)
General Motors Corporation Series E-1 $2.860 Cv.                               74,0003,367
                                                                             --------
Total Preferred Stocks (Cost $5,668)                                            8,135

Total Equity-Related Securities (Cost $75,097)                                104,937

                                                             Principal         Market
                                                                Amount          Value
Note (2.2%)
U.S. Government Obligation (2.2%)
U.S. Treasury Note 7.125% 9/30/99
   (Cost $2,964)                                               $ 3,000      $  3,118

Short-Term Obligations (22.9%)
Commerical Paper (21.9%)
Countrywide Funding Corp. 5.850% 10/06/95                        6,400         6,395
General Signal Corp.5.820% 10/05/95                              6,600         6,596
ITT Corp. 5.810% 10/03/95                                        5,390         5,388
GMAC 6.800% 10/02/95                                             6,130         6,129
Orix America Corp. 5.875% 10/02/95                               6,000         5,999
                                                                            --------
                                                                              30,507
U.S. Government Obligation (1.0%)
**U.S. Treasury Bill 5.385% 11/02/95                             1,500         1,493
                                                                            --------
Total Short-Term Obligations
(Amortized cost $32,000)                                                      32,000

Total Investments (100.3%)
(Cost basis $110,061)                                                        140,055
Other Assets, Less Liabilities (-0.3%)                                          (516)
                                                                            --------
Total Net Assets (100.0%)                                                   $139,539
                                                                            ========

* Non-income producing.
** Security was pledged to cover margin requirements for open futures contracts.

Futures contracts which were open at September 30, 1995 were as follows:
                                                                          Unrealized
                          Number of       Contract                              Gain
Type                      Contracts          Value         Expiration     at 9/30/95
Standard & Poor's
500 Index (Long)                50         $14,705      December, 1995          $286

See accompanying notes to financial statements.

Growth Stock Fund
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Equity-Related Securities (94.3%)                            of Shares          Value
Common Stocks (93.4%)
Banks & Savings and Loans (3.8%)
Fifth Third Bancorp                                           108,000        $ 6,197
MBNA Corp.                                                    175,000          7,284
                                                                             -------
                                                                              13,481
Business Services (1.7%)
First Data Corporation                                        100,000          6,200

Chemicals (1.0%)
Hercules Inc.                                                  65,000          3,770

Computers and Computer Software (3.9%)
Hewlett-Packard                                                60,000          5,003
*Microsoft Corporation                                        100,000          9,050
                                                                             -------
                                                                              14,053
Construction (1.6%)
Fluor Corp.                                                   100,000          5,600

Consumer-Related (10.8%)
Autozone, Inc.                                                200,000          5,100
*CUC International Inc.                                       150,000          5,231
The Gillette Company                                          200,000          9,525
*Kohl's Corporation                                           110,000          5,706
The Loewen Group Inc.                                         100,000          4,125
The Proctor & Gamble Co.                                      120,000          9,240
                                                                             -------
                                                                              38,927
Distribution-Retail (5.5%)
Albertson's Inc.                                              190,000          6,484
The Home Depot, Inc.                                          333,333         13,292
                                                                             -------
                                                                              19,776
Distribution-Wholesale (1.7%)
Sysco Corporation                                             220,000          5,995

Electrical Equipment (4.8%)
General Electric Company                                      160,000         10,200
Thermo Electron Corp.                                         150,000          6,956
                                                                             -------
                                                                              17,156
Energy (2.6%)
*Renaissance Energy Ltd.                                      200,000          4,492
Schlumberger Ltd.                                              75,000          4,894
                                                                             -------
                                                                               9,386
Financial Services (6.5%)
Federal National Mortgage Association                          90,000          9,315
First Financial Management Corporation                         50,000          4,881
Green Tree Acceptance Inc.                                    150,000          9,150
                                                                             -------
                                                                              23,346
Food, Beverage & Tobacco (4.3%)
The Coca Cola Company                                         140,000          9,660
Nabisco Holdings Corp.                                        200,000          5,925
                                                                             -------
                                                                              15,585

                                                                Number         Market
                                                             of Shares          Value
Health Care (8.2%)
Abbott Laboratories                                           185,000       $  7,886
Johnson & Johnson                                             115,000          8,524
**Roche Holding Ltd. ADSs                                     100,000          7,102
United Healthcare                                             125,000          6,109
                                                                            --------
                                                                              29,621
Hotels (1.0%)
*HFS Incorporated                                              70,000          3,666

Insurance (4.5%)
American International Group, Inc.                             97,500          8,287
The Travelers                                                 150,000          7,969
                                                                            --------
                                                                              16,256
Leisure & Entertainment (3.6%)
Carnival Cruise Lines Inc.                                    300,000          7,200
Disney (Walt) Co.                                             100,000          5,737
                                                                            --------
                                                                              12,937
Media (1.0%)
*Viacom International Incorporated, Class B                    75,000          3,731

Medical Supplies (3.0%)
Medtronic, Inc.                                               200,000         10,750

Mining (0.7%)
Barrick Gold Corp.                                            100,000          2,587

Pharmaceutical (1.9%)
Eli Lilly & Co.                                                75,000          6,741

Restaurants (1.9%)
McDonalds Corporation                                         175,000          6,694

Rubber, Plastic & Related (2.0%)
Illinois Tool Works Inc.                                      125,000          7,359

Services (1.2%)
Cintas Corp.                                                  100,000          4,400

Technology Services (6.0%)
Cisco Systems, Inc.                                           109,400          7,549
*Cerner Corp.                                                 100,000          3,425
General Motors Corp. Series E-1                               140,000          6,370
Tellabs Inc.                                                  100,000          4,213
                                                                            --------
                                                                              21,557
Telecommunications (10.2%)
*Airtouch Communications                                      200,000          6,125
American Telephone and Telegraph Company                      150,000          9,862
LM Ericsson Telecommunications ADRs Class B                   320,000          7,840
Motorola, Inc.                                                170,000         12,984
                                                                            --------
                                                                              36,811
                                                                            --------
Total Common Stocks (Cost $217,212)                                          336,385

                                                                Number         Market
                                                             of Shares          Value
Preferred Stock (0.9%)
Electronics (0.9%)
Nokia Corp. ADSs (Cost $1,869)                                 50,000       $  3,487
                                                                            --------
Total Equity-Related Securities (Cost $219,081)                              339,872
                                                             Principal
                                                                Amount
Short-Term Obligations (6.6%)
Commercial Paper (6.6%)
Associate Corp. of North America 6.750% 10/02/95                             $12,345    12,343
Countrywide Funding Corp. 5.780% 10/02/95                      11,370         11,368
                                                                            --------
Total Short-Term Obligations (Cost $23,711)                                   23,711

Total Investments (100.9%)
(Cost basis $242,792)                                                        363,583
Other Assets, Less Liabilities (-0.9%)                                        (3,247)
                                                                            --------
Total Net Assets (100.0%)                                                   $360,336
                                                                            ========

*  Non-income producing.
**These securities are subject to contractual or legal restrictions on their resale. At September 30, 1995, the aggregate value of these securities represented 2.0% of net assets.

See accompanying notes to financial statements.

Special Fund
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Common Stocks (93.8%)                                        of Shares          Value
Automotive (4.0%)
Mark IV Industries                                            630,000        $ 14,018
Superior Industries International, Inc.                     1,251,000          33,621
                                                                             --------
                                                                               47,639
Banks (2.6%)
First Interstate Bancorp                                       43,000           4,332
Golden West Financial                                         250,000          12,625
Wilmington Trust Company                                      489,200          14,431
                                                                             --------
                                                                               31,388
Broadcasting (2.2%)
*Cox Communications                                         1,150,000          23,287
Grupo Radio Centro, S.A. de C.V. ADSs                         337,500           2,784
                                                                             --------
                                                                               26,071
Business Services (9.6%)
Alco Standard Corporation                                     307,000          26,018
*Interim Service Inc.                                         705,000          19,035
The Interpublic Group of Companies Inc.                       650,000          25,837
The Olsten Corporation                                        846,400          32,904
Unitog Company                                                488,850          11,610
                                                                             --------
                                                                              115,404
Chemicals (1.2%)
Reliance Industries GDS                                       100,000           1,800
**Reliance Industries GDS                                     660,000          11,880
Shanghai Petrochemical Company Limited ADRs                    53,300           1,624
                                                                             --------
                                                                               15,304
Conglomerate (1.1%)
*Grupo Carso S.A. de C.V.                                   2,215,000          13,703

Consumer-Related (3.4%)
Harley-Davidson, Inc.                                       1,292,000          31,492
Quilmes Industrial                                            487,000           9,010
                                                                             --------
                                                                               40,502

Data Products and Reproduction (2.0%)
Xerox                                                         175,000          23,516

Electrical Equipment (2.3%)
*Littlefuse, Inc.
   Common                                                     635,000          20,638
   Warrants                                                   293,600           7,267
                                                                             --------
                                                                               27,905
Electronics & Instrumentation (4.7%)
*AVX Corporation                                              428,400          14,351
*General Instrumental Corp. ADRs                              410,000          12,300
Molex Inc. Class A                                            898,828          30,111
                                                                             --------
                                                                               56,762
Energy & Related Services (6.0%)
Cross Timbers Oil Company                                     996,100          14,194
  *
**Renaissance Energy Ltd.                                      40,000             913
*Renaissance Energy Ltd.                                      945,000          21,208
Southwestern Energy Company                                 1,165,000          15,873

                                                                Number         Market
                                                             of Shares          Value
Energy & Related Services (continued)
*Schlumberger Ltd.                                            300,000       $  19,575
                                                                             --------
                                                                               71,763
Financial Services (12.6%)
The Allstate Corporation                                    1,003,000          35,481
American Express Co.                                          630,000          27,956
*National Mutual Asia Ltd.                                 28,350,000          21,818
The Progressive Corporation                                   592,300          26,505
TCF Financial Corp.                                           440,000          25,630
*20th Century Industries                                      920,100          14,147
                                                                             --------
                                                                              151,537
Health Care (8.6%)
*Boston Scientific                                          1,103,000             47,015
Invacare Corp.                                                445,000          21,360
*Ligand Pharmaceutical Incorporated Class B                   146,243           1,444
Stryker Corporation                                           359,800          16,776
*Sunrise Medical, Inc.                                        615,300          16,921
                                                                             --------
                                                                              103,516
Industrial Products (2.6%)
Carlisle Corp.                                                360,100          14,989
Hon Industries                                                578,000          16,762
                                                                             --------
                                                                               31,751
Media (3.1%)
*International Family Entertainment, Inc. Class B             347,300           6,599
*Scandinavian Broadcasting                                    530,000          14,973
*Viacom International Incorporated, Class B                   303,500          15,099
                                                                             --------
                                                                               36,671
Real Estate (2.0%)
The Newhall Land and Farming Company                          982,100          13,136
The Town and Country Trust Class A                            837,000          10,986
                                                                             --------
                                                                               24,122

Retail (9.3%)
*Borders Group                                              1,000,000          17,125
**Hornbach Baumarket Bearer Shares                             10,189           5,754
Nordstrom                                                     450,000          18,788
*Proffitt's Inc.                                              625,700          17,207
*Revco D.S., Inc.                                           1,401,965          32,946
*Zale Corp.                                                 1,437,200          19,941
                                                                             --------
                                                                              111,761
Rubber, Plastics and Related Products (1.6%)
Goodyear Tire & Rubber Company                                500,000          19,688

Specialty Chemicals (7.2%)
*Lydall, Inc.                                                 854,000          21,243
Minerals Technology Corp. Class A                             594,200          22,357
OM Group, Inc.                                                673,000          20,442
A. Schulman, Inc.                                             865,937          21,648
                                                                             --------
                                                                               85,690
Textiles & Apparel (2.4%)
Unifi, Inc.                                                 1,198,475          29,363

                                                                Number         Market
                                                             of Shares          Value
Telecommunications (5.3%)
*Airtouch Communications                                      969,500     $    29,691
*Cellular Communications Inc., Series A                       325,000          17,713
*PriCellular                                                1,250,000          15,781
                                                                           ----------
                                                                               63,185
                                                                           ----------
Total Common Stocks (Cost $848,400)                                         1,127,241
                                                             Principal
                                                                Amount
Bond (0.9%)
Young Broadcasting Inc. 11.750% 11/15/04
(Cost $10,083)                                                $10,000          11,100

Short-Term Obligations  (4.6%)
Commercial Paper (4.4%)
Associate Corp. of North America 6.750% 10/02/95               35,810          35,803
Phone Mate Corp. 5.950% 10/03/95                               16,500          16,495
                                                                           ----------
                                                                               52,298
U.S. Government Obligation (0.2%)
U.S. Treasury Bill 5.425% 11/02/95                              3,000           2,986
                                                                           ----------
Total Short-Term Obligations (Amortized cost $55,284)                          55,284

Total Investments (99.3%)
(Cost basis $913,767)                                                       1,193,625
Other Assets, Less Liabilities (0.7%)                                           7,844
                                                                           ----------
Total Net Assets (100.0%)                                                  $1,201,469
                                                                           ==========

* Non-income producing.
**These securities are subject to contractual or legal restrictions on their resale. At September 30, 1995, the value of these securities represented 1.5% of net assets.

See accompanying notes to financial statements.

Special Venture Fund
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Common Stocks (86.2%)                                        of Shares          Value
Automotive (1.1%)
*Tower Automotive                                              48,000         $   660

Bank (1.8%)
*Southern National Corp.                                       41,000           1,076

Broadcasting (4.6%)
*Central European Media Enterprises                            57,500           1,452
*Cox Communications                                            67,000           1,357
                                                                              -------
                                                                                2,809
Business Services (10.8%)
G & K Services Class A                                        100,000           2,325
*Interim Services Inc.                                         41,000           1,107
*Keane Inc.                                                    83,500           2,411
Unitog Company                                                 30,000             713
                                                                              -------
                                                                                6,556
Consumer Products (2.6%)
Thomas Nelson, Inc.                                            62,000           1,565

Electrical Equipment (2.3%)
*Littelfuse, Inc.
   Common                                                      20,000             650
   Warrants                                                    30,000             742
                                                                              -------
                                                                                1,392
Electronics  (6.0%)
*Kent Electronics Corp.                                        17,000             746
*Sheldahl Co.                                                  40,000             770
Woodhead Inds. Inc.                                            71,500           1,019
*Zytec Corp                                                   132,000           1,122
                                                                              -------
                                                                                3,657
Extractive-Energy  (6.9%)
*Alexander Energy Corp.                                       145,000             580
Cross Timbers Oil Company                                      88,400           1,260
*Renaissance Energy Ltd.                                       51,000           1,145
Vintage Petroleum, Inc.                                        57,000           1,197
                                                                              -------
                                                                                4,182

Health Services & Equipment (20.2%)
*American Medical Response                                     40,000           1,135
*AmeriSource Distribution Corp.                                66,300           1,790
*Boston Scientific                                             41,000           1,748
*HealthPlan Services Corporation                               42,500             866
*Integrated Healthcare Services                                40,000           1,130
Invacare Corp.                                                 45,000           2,160
*Patterson Dental                                              81,000           2,146
Stryker Corp                                                   27,000           1,259
                                                                              -------
                                                                               12,234
Industrial Products (1.1%)
Hon Industries Inc.                                            22,000            638

                                                                Number         Market
                                                             of Shares          Value
Insurance (6.7%)
National Mutual Asia Ltd                                    2,074,000         $ 1,596
*Triad Guaranty Inc.                                           94,000           2,444
                                                                              -------
                                                                                4,040
Petroleum (1.9%)
*Barrett Resources Corp.                                       50,000           1,125

Retail (7.6%)
*Proffitt's Inc.                                               59,000           1,623
Quality Food Centers                                           45,000             934
*Zale Corp                                                    146,000           2,026
                                                                              -------
                                                                                4,583
Specialty  Chemicals (10.4%)
*Cambrex Corp.                                                 29,900           1,203
Minerals Technology Corp Class A                               34,000           1,279
OM Group Inc.                                                  75,000           2,278
A. Schulman Inc.                                               62,000           1,550
                                                                              -------
                                                                                6,310
Telecommunications (2.2%)
ABC Communication Holdings Ltd.                             1,170,000             235
*Plantronics Inc.                                              30,000           1,091
                                                                              -------
                                                                                1,326
                                                                              -------
Total Common Stocks (Cost $46,218)                                             52,153

                                                             Principal
                                                                Amount
Short-Term Obligations (13.5%)
Commercial Paper (13.5%)
Associate Corp. of North Amercia 6.750% 10/02/95               $2,174           2,174
Florida Power Corp. 6.400% 10/06/95                             2,000           1,998
ITT Corp. 5.850% 10/03/95                                       2,000           1,999
Lehman Brothers Holdings 5.900% 10/03/95                        2,000           1,999
                                                                              -------
Total Short-Term Obligations (Amortized cost $8,170 )                           8,170

Total Investments (99.7%)
(Cost basis $54,389)                                                           60,323
Other Assets, Less Liabilities (0.3%)                                             210
                                                                              -------
Total Net Assets (100.0%)                                                     $60,533
                                                                              =======

*Non-income producing.

See accompanying notes to financial statements.

Capital Opportunities Fund
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Equity-Related Securities (88.8%)                            of Shares          Value
Common Stocks (86.1%)
Business Services (14.1%)
*Alternative Resources Corporation                            100,000         $ 3,200
*Danka Business Systems PLC                                   170,000           6,120
First Financial Management Corporation                         60,000           5,857
*Gartner Group, Inc.                                          300,000           9,825
Paychex, Inc.                                                 200,000           9,250
                                                                              -------
                                                                               34,252
Consumer Products (4.0%)
*Authentic Fitness Corporation                                200,000           4,500
Thomas Nelson, Inc.                                           160,000           4,040
*Oakley, Inc.                                                  40,000           1,185
                                                                              -------
                                                                                9,725
Financial Services (5.0%)
CWM Mortgage Holdings, Inc.                                   150,000           2,025
*Credit Acceptance Corporation                                100,000           2,700
Green Tree Financial Corporation                              120,000           7,320
                                                                              -------
                                                                               12,045
Health Care (17.0%)
*Gulf South Medical Supply, Inc.                              130,000           3,201
*HCIA Inc.                                                     62,000           1,597
*Integrated Health Services, Inc.                             240,000           6,780
*IDEXX Laboratories, Inc.                                     200,000           7,450
*Medaphis Corporation                                         210,000           5,880
Omnicare, Inc.                                                122,000           4,758
*PhyCor, Inc.                                                 270,000           9,248
*Physician Sales & Service, Inc.                               45,000           2,160
                                                                              -------
                                                                               41,074
Industrial Products (4.5%)
*Airgas, Inc.                                                 120,000           3,195
*Gentex Corporation                                           170,000           4,080
Greenfield Industries, Inc.                                   120,000           3,690
                                                                              -------
                                                                               10,965

Leisure & Entertainment (13.2%)
Carnival Cruise Lines, Inc.                                   100,000           2,400
*Clear Channel Communications, Inc.                           100,000           7,575
*HFS Incorporated                                             200,000          10,475
LaQuinta Inns, Inc.                                           220,000           6,160
*Prime Hospitality Corp.                                      200,000           2,050
*Promus Hotel Corporation                                     150,000           3,413
                                                                              -------
                                                                               32,073
Restaurants (2.8%)
*Outback Steakhouse, Inc.                                     120,000           3,690
*Papa John's International, Inc.                               70,000           3,150
                                                                              -------
                                                                                6,840

                                                                Number         Market
                                                             of Shares          Value
Specialty Retailing (8.5%)
*Autozone, Inc.                                               120,000        $  3,060
*Baby Superstore, Inc.                                         40,000           1,805
*The Gymboree Corporation                                     100,000           3,012
*Kohl's Corporation                                            70,000           3,631
*Sunglass Hut International, Inc.                             150,000           7,500
The Talbots, Inc.                                              40,000           1,585
                                                                             --------
                                                                               20,593
Technology (16.9%)
*ADC Telecommunications Inc.                                  160,000           7,280
*Aspen Technology, Inc.                                        65,000           1,950
*Atmel Corporation                                             90,000           3,037
*Atria Software, Inc.                                         130,000           3,802
*Cascade Communications Corp.                                  70,000           3,447
*StrataCom, Inc.                                              150,000           8,288
*Synopsys, Inc.                                               160,000           4,920
*Tellabs, Inc.                                                190,000           8,004
                                                                             --------
                                                                               40,728

Misc. (0.1%)                                                                      338
                                                                             --------
Total Common Stocks (Cost $129,394)                                           208,633

                                                             Principal
Convertible Subordinated Debentures (2.7%)                      Amount
Leisure & Entertainment (1.1%)
Carnival Cruise Lines, Inc. 4.500% 7/01/97                    $ 2,000           2,775

Specialty Retailing (1.6%)
Starbucks Corporation 4.500% 8/01/03                            3,000           3,825
                                                                             --------
Total Convertible Subordinated Debentures (Cost $5,204)                         6,600

Total Equity-Related Securities (Cost $134,598)                               215,233

Short-Term Obligations (10.9%)
Commercial Paper (10.9%)
Associates Corp. of North America 6.750% 10/02/95                             10,360     10,358
Countrywide Funding Corporation 5.900% 10/04/95                 8,000           7,996
Lehman Brothers Holding Company 5.900% 10/03/95                 8,000           7,998
                                                                             --------
Total Short-Term Obligations
(Amortized cost $26,352)                                                       26,352

Total Investments (99.7%)
(Cost basis $160,950)                                                         241,585
Other Assets, Less Liabilities (0.3%)                                             796
                                                                             --------
Total Net Assets (100.0%)                                                    $242,381
                                                                             ========

*Non-income producing.

See accompanying notes to financial statements.

International Fund
Investments as of September 30, 1995
(Dollar Amounts In Thousands)
                                                                Number         Market
Equity-Related Securities (90.2%)                            of Shares          Value
Common Stocks (86.9%)
Argentina (2.0%)
Telecom Argentina GDSs                                          17,700        $   741
YPF Sociedad Anonima Sponsored ADRs                             50,000            900
                                                                              -------
                                                                                1,641
Australia (2.1%)
Burns-Philip & Co.                                             480,864          1,016
*Peptide Technology                                            261,000            118
*Southern Pacific Petroleum ADRs                               620,000            484
*Werrie Gold                                                   354,300            134
                                                                              -------
                                                                                1,752
Austria (0.3%)
BWT (New Shares)                                                 2,100            261

Belgium (1.2%)
Generale de Banque                                               3,200          1,007

Finland (2.9%)
Enso - Gutzeit (Ordinary R Shares)                             120,000          1,020
Kemira Oy                                                       47,000            377
Metsa - Serla Oy (B Shares)                                     25,000            998
                                                                              -------
                                                                                2,395
France (2.9%)
*Escott                                                          5,500            406
Europe 1 Communications                                          1,200            264
M6 - Metropole Television                                        3,000            265
*Moulinex                                                       20,000            411
Total Petroles CIass B                                          17,674          1,073
                                                                              -------
                                                                                2,419
Germany (5.9%)
*Agiv AG                                                        33,000            856
Fresenius AG New Shares                                            680            583
Henkel KGAA                                                      2,500            954
Mannesmann AG                                                    4,000          1,314
*Veba                                                           30,000          1,194
                                                                              -------
                                                                                4,901

Hong Kong (5.6%)
Companion Building                                           1,723,200            312
*Far East Hotels                                               600,000            139
Guangdong Investment Ltd.                                      410,000            245
Hong Kong & China Gas Co.                                      852,000          1,372
International Bank of Asia                                     800,000            481
National Mutual Asia Ltd.                                      386,000            297
*Vitasoy                                                       999,364            420
World Houseware Holdings                                     1,207,680            231
Yizheng Chemical Fibre Company                               3,852,000          1,133
                                                                              -------
                                                                                4,630
Indonesia (0.2%)
Panin Bank (Foreign Shares)                                     68,750             83
Summarecon (Foreign Shares)                                    144,690            102
                                                                              -------
                                                                                  185
                                                                Number         Market
                                                             of Shares          Value
Italy (4.6%)
*Olivetti                                                    1,450,000        $ 1,242
Telecom Italia (Savings Shares)                                846,000          1,108
*Telecom Italia (Mobile)                                     1,300,000          1,436
                                                                              -------
                                                                                3,786
Japan (25.5%)
Amano Corp.                                                     87,000          1,094
Canon Inc.                                                      70,000          1,256
*DDI                                                               152          1,260
Hitachi                                                        135,000          1,478
Ito Yokado                                                      27,000          1,500
*Kaneshita Construction                                         28,000            420
Kuraya Corp.                                                    62,600          1,060
*Kokusai Securities                                             87,000          1,120
Matsushita Electric Industrial                                  96,000          1,479
*Mori Seiki                                                     61,000          1,218
Murata Manufacturing                                            26,000            980
Mr. Max Corp.                                                   56,700            989
*NTT Data                                                           60          1,405
Promise Co.                                                     27,000          1,149
Sharp Corp.                                                     69,000            972
Sony Corp.                                                      10,000            521
Suzuki Motor                                                   101,000          1,095
Tokyo Style                                                     55,000            859
*Wako Securities                                               165,000          1,280
                                                                              -------
                                                                               21,135
Malaysia (1.1%)
*Arab-Malaysian Finance                                         29,666            116
Berjaya Sports                                                  85,000            179
Kim Hin Industry Berhad                                         35,000             93
Land and General Holdings                                       82,500            217
Sungei Way Holdings                                             87,500            298
                                                                              -------
                                                                                  903
Mexico (3.4%)
*Grupo Carso Series A1                                          90,000            566
*Grupo Situr Series BCP                                        839,000            419
Tolmex S.A. De C.V. Series B2                                  181,600          1,033
*Transportation Maritima Mexicana ADRs                          90,000            765
                                                                              -------
                                                                                2,783

Netherlands (4.7%)
Fortis AMEV                                                     30,811          1,805
IHC Caland N.V.                                                 11,800            336
KPN                                                             40,026          1,420
Sphinx Kon CVA                                                  12,713            381
                                                                              -------
                                                                                3,942
New Zealand (4.2%)
Brierley Investment Ltd. Ord. Shares                         1,624,884          1,239
Fletcher Challenge Ltd. Ord. Shares                            279,000            807
Fletcher Challenge Ltd. Forestry Division Shares                39,586             53
Lion Nathan Ltd. Ord. Shares                                   656,000          1,373
                                                                              -------
                                                                                3,472
Norway (1.7%)
*Petroleum Geo Services                                         15,625            391
Saga Petroleum A Free                                           80,000          1,036
                                                                              -------
                                                                               1,427

                                                                Number         Market
                                                             of Shares          Value
Panama (2.2%)
Bladex ADRs                                                     46,200        $ 1,865

Portugal (2.0%)
*                                                               90,000            664
**Portugal Industrial ADSs
*Portugal Telecom S.A. ADR                                      52,157          1,004
                                                                              -------
                                                                                1,668
Russia (1.0%)
*Fleming Russia Securities Fund                                128,000            864

Singapore (1.8%)
Jardine Matheson Holdings Ltd.                                 160,376          1,083
Super Coffeemix                                                330,000            171
United Overseas Bank Foreign Registered Shares                  28,800            249
                                                                              -------
                                                                                1,503
South Korea (0.0%)
Samsung Electronics                                                148             16

Spain (0.5%)
Acerinox SA                                                      3,400            389

Sweden (5.0%)
Arjo                                                            44,200            632
Astra AB Series B                                               49,700          1,751
Avesta-Sheffield                                               110,000          1,199
*Sintercas Series A Free Shares                                 12,028            530
                                                                              -------
                                                                                4,112
Switzerland (0.7%)
AFG Arbonia Forster                                                 13             15
Danzas Holding Registered Shares                                   280            251
Sarna Kunststroff Werte Registered D Shares                        280            309
                                                                              -------
                                                                                  575

Thailand (0.2%)
Sino Thai Engineering & Construction                            16,000            193

United Kingdom (5.2%)
Helene of London Plc                                           868,068            240
Intrum Justita Plc                                             305,000            401
Lasmo Plc                                                      382,000          1,004
MISYS Plc                                                       32,220            293
Powerscreen International Plc                                   90,000            513
Smithkline Beecham Plc Class A                                 126,000          1,276
Transtec Plc                                                   382,535            575
                                                                              -------
                                                                                4,302
Misc. (0.0%)                                                                       17
                                                                              -------
Total Common Stocks (Cost $69,965)                                             72,143

Preferred Stocks (3.3%)
Germany (0.5%)
Jil Sander DEM 50                                                  570            444

                                                                Number         Market
                                                             of Shares          Value
South Korea (2.8%)
Samsung Electronics Pfd                                         18,000        $ 2,309
                                                                              -------
Total Preferred Stocks (Cost $2,052)                                            2,753
                                                                              -------
Total Equity-Related Securities (Cost $72,017)                                 74,896
                                                             Principal
Bond and Notes (3.0%)                                           Amount
Italy (1.8%)
IMI Bank International Zero Coupon
(Effective Rate 11.586%) 6/13/06                         8,000,000 ITL          1,471

New Zealand (1.2%)
New Zealand Treasury Bonds 8.000% 4/15/04                        1,450            966
                                                                              -------
Total Bonds and Notes (Cost $2,582)                                             2,437

Short-Term Obligations (7.1%)
United States (7.1%)
Commercial Paper (7.1%)
Associate Corp of N.A. 6.750% 10/02/95                       2,915,000          2,915
Oak Funding Corp. 6.750% 10/06/95                            3,000,000          2,997
                                                                              -------
Total Short-Term Obligations
(Amortized cost $5,912)                                                         5,912

Total Investments (100.3%)
(Cost basis $80,511)                                                           83,245
Other Assets, Less Liabilities (-0.3%)                                          (225)
                                                                              -------
Total Net Assets (100.0%)                                                     $83,020
                                                                              =======

*  Non-income producing.
**This security is subject to contractual or legal restrictions on its resale. At September 30, 1995, the value of this security represented 0.8% of net assets.

See accompanying notes to financial statements.

Balance Sheets
September 30, 1995
(All Amounts In Thousands)
                                                                      Total                      Growth
                                                                     Return        Prime          Stock          Special
                                                                       Fund     Equities           Fund             Fund
Assets
Investments, at market value                                       $223,406     $140,055       $363,583       $1,193,625
Receivable for investments and currencies sold                        5,278          317             --            8,816
Receivable for fund shares sold                                           9           21             76              193
Dividends and interest receivable                                     1,641          364            338              792
Cash and other assets                                                   180          283            246            1,583
                                                                   --------     --------       --------       ----------
   Total Assets                                                    $230,514     $141,040       $364,243       $1,205,009
                                                                   ========     ========       ========       ==========
Liabilities
Payable for investments and currencies purchased                   $  1,489     $  1,166       $  1,404       $      959
Payable for fund shares redeemed                                        109          178          2,093            1,283
Payable to investment adviser and transfer agent                        178          112            288            1,080
Other liabilities                                                       178           45            122              218
                                                                   --------     --------      ---------       ----------
   Total Liabilities                                                  1,954        1,501          3,907            3,540
                                                                   --------     --------      ---------       ----------
Capital
Paid-in capital                                                     183,010       96,547        207,119          842,089
Net unrealized appreciation of investments and foreign
   currencies                                                        39,676       30,287        120,791          279,858
Accumulated undistributed (overdistributed) net
   investment income                                                  1,180          942          1,122            4,642
Accumulated undistributed net realized gains (losses) on
   investments and foreign currency transactions                      4,694       11,763         31,304           74,880
                                                                   --------     --------       --------       ----------
   Total Capital (Net Assets)                                       228,560      139,539        360,336        1,201,469
                                                                   --------     --------       --------       ----------
   Total Liabilities and Capital                                   $230,514     $141,040       $364,243       $1,205,009
                                                                   ========     ========       ========       ==========
Shares Outstanding (Unlimited Number Authorized)                      8,217        8,381         13,790           47,569
                                                                   ========     ========       ========       ==========
Net Asset Value (Capital) Per Share                                $  27.82     $  16.65       $  26.13       $    25.26
                                                                   ========     ========       ========       ==========
                                                                    Special         Capital
                                                                    Venture   Opportunities    International
                                                                       Fund            Fund             Fund
Assets
Investments, at market value                                       $60,323         $241,585         $83,245
Receivable for investments and currencies sold                         405               --           5,239
Receivable for fund shares sold                                         43              195             313
Dividends and interest receivable                                       11               63             230
Cash and other assets                                                   48            1,075              63
                                                                   -------         --------         -------
   Total Assets                                                    $60,830         $242,918         $89,090
                                                                   =======         ========         =======
Liabilities
Payable for investments and currencies purchased                   $   204         $     --         $ 5,792
Payable for fund shares redeemed                                        --              267              65
Payable to investment adviser and transfer agent                        51              221              83
Other liabilities                                                       42               49             130
                                                                   -------         --------         -------
   Total Liabilities                                                   297              537           6,070
                                                                   -------         --------         -------
Capital
Paid-in capital                                                     51,614          148,688          81,351
Net unrealized appreciation of investments and foreign
   currencies                                                        5,934           80,635           2,740
Accumulated undistributed (overdistributed) net
   investment income                                                    (6)              97             865
Accumulated undistributed net realized gains (losses) on
   investments and foreign currency transactions                     2,991           12,961          (1,936)
                                                                   -------         --------         -------
   Total Capital (Net Assets)                                       60,533          242,381          83,020
                                                                   -------         --------         -------
   Total Liabilities and Capital                                   $60,830         $242,918         $89,090
                                                                   =======         ========         =======
Shares Outstanding (Unlimited Number Authorized)                     4,806           11,173           8,100
                                                                   =======         ========         =======
Net Asset Value (Capital) Per Share                                $ 12.60         $  21.69         $ 10.25
                                                                   =======         ========         =======
See accompanying notes to financial statements.

Statements of Operations
For The Year Ended
September 30, 1995
(All Amounts In Thousands)
                                                                           Total                   Growth
                                                                          Return       Prime        Stock        Special
                                                                            Fund    Equities         Fund           Fund
Investment Income
Dividends                                                                $ 6,511     $ 2,129      $ 3,852       $ 12,936
Interest                                                                   6,846       1,341        1,171          5,963
                                                                         -------     -------      -------       --------
                                                                          13,357       3,470        5,023         18,899
Foreign taxes withheld                                                        --          --           --             --
                                                                         -------     -------      -------       --------
   Total Investment Income                                                13,357       3,470        5,023         18,899
                                                                         -------     -------      -------       --------
Expenses
Management fees and administrative fees                                    1,263         764        2,397          9,109
Transfer agent fees                                                          397         248          532          2,149
Custodian fees                                                                19          11           30            105
SEC and state registration fees                                               23          24           29             45
Accounting fees                                                               20          18           21             36
Trustees' fees                                                                13          13           19             37
Amortization of organization expenses                                         --          --           --             --
Other                                                                        207         139          195            735
                                                                         -------     -------      -------       --------
                                                                           1,942       1,217        3,223         12,216
Reimbursement of expenses by investment adviser                               --          --           --             --
                                                                         -------     -------      -------       --------
   Total Expenses                                                          1,942       1,217        3,223         12,216
                                                                         -------     -------      -------       --------
   Net Investment Income                                                  11,415       2,253        1,800          6,683
                                                                         -------     -------      -------       --------
Realized and Unrealized Gains (Losses)
   on Investments and Foreign Currency Transactions
Net realized gains (losses) on investments                                 4,680      10,492       35,566         88,558
Net realized losses on foreign currency transactions                          --          --           --             --
Net realized gains (losses) on futures transactions                           --       2,039           --        (2,982)
Net change in unrealized appreciation or depreciation
     of investments and foreign currency transactions                     13,869       9,832       44,475         70,232
                                                                         -------     -------      -------       --------
   Net Gains (Losses) on Investments and Foreign
     Currency Transactions                                                18,549      22,363       80,041        155,808
                                                                         -------     -------      -------       --------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                       $29,964     $24,616      $81,841       $162,491
                                                                         =======     =======      =======       ========
                                                                Special         Capital
                                                                Venture   Opportunities  International
                                                                  Fund*            Fund           Fund
Investment Income
Dividends                                                        $  165         $   441       $ 1,658
Interest                                                            284           1,772           686
                                                                 ------         -------       -------
                                                                    449           2,213         2,344
Foreign taxes withheld                                               --              --          (153)
                                                                 ------         -------       -------
   Total Investment Income                                          449           2,213         2,191
                                                                 ------         -------       -------
Expenses
Management fees and administrative fees                             295           1,479           737
Transfer agent fees                                                  68             360           113
Custodian fees                                                       21              14            67
SEC and state registration fees                                       4              27            30
Accounting fees                                                      24              19            25
Trustees' fees                                                        8              13            14
Amortization of organization expenses                                39              --            18
Other                                                                79             149           156
                                                                 ------         -------       -------
                                                                    538           2,061         1,160
Reimbursement of expenses by investment adviser                    (128)             --            --
                                                                 ------         -------       -------
   Total Expenses                                                   410           2,061         1,160
                                                                 ------         -------       -------
   Net Investment Income                                             39             152         1,031
                                                                 ------         -------       -------
Realized and Unrealized Gains (Losses)
   on Investments and Foreign Currency Transactions
Net realized gains (losses) on investments                        3,073          18,194        (1,789)
Net realized losses on foreign currency transactions                 --              --           (31)
Net realized gains (losses) on futures transactions                  --              --            --
Net change in unrealized appreciation or depreciation
     of investments and foreign currency transactions             5,934          45,624           (33)
                                                                 ------         -------       -------
   Net Gains (Losses) on Investments and Foreign
     Currency Transactions                                        9,007          63,818        (1,853)
                                                                 ------         -------       -------
Net Increase (Decrease) in Net Assets Resulting
   from Operations                                               $9,046         $63,970       $  (822)
                                                                 ======         =======       =======

* From commencement of operations on October 17, 1994.
See accompanying notes to financial statements.

Statements of Changes in Net Assets
For The Periods Ended September 30, 1994 and 1995
(All Amounts In Thousands)
                                                                       Total Return Fund                Prime Equities
                                                                     1994          1995           1994            1995
Operations
Net investment income                                             $ 10,292       $ 11,415       $  1,365       $  2,253
Net realized gains on investments and foreign
   currency transactions                                             2,616          4,680          4,432         12,531
Net change in unrealized appreciation or depreciation
   of investments and foreign currency transactions                (12,214)        13,869         (1,368)         9,832
                                                                   -------       --------       --------       --------
   Net Increase in Net Assets Resulting from Operations                694         29,964          4,429         24,616
                                                                   -------       --------       --------       --------
Distributions To Shareholders
Dividends from net investment income                                (9,985)       (10,573)        (1,246)        (1,706)
Capital gains distributions                                         (5,841)        (2,423)        (5,029)        (5,016)
                                                                   -------       --------       --------       --------
   Total Distributions to Shareholders                             (15,826)       (12,996)        (6,275)        (6,722)
                                                                   -------       --------       --------       --------
Share Transactions
Subscriptions to fund shares                                        51,989         27,078         49,000         27,756
Investment income dividends reinvested                               7,805          8,385          1,044          1,429
Capital gains distributions reinvested                               5,123          2,142          4,618          4,619
Redemptions of fund shares                                         (42,803)       (55,287)       (23,501)       (41,839)
                                                                  --------       --------       --------       --------
   Net Increase (Decrease) from Share Transactions                  22,114        (17,682)        31,161         (8,035)
                                                                  --------       --------       --------       --------
   Net Increase (Decrease) in Net Assets                             6,982           (714)        29,315          9,859
Total Net Assets
Beginning of Period                                                222,292        229,274        100,365        129,680
                                                                  --------       --------       --------       --------
End of Period                                                     $229,274       $228,560       $129,680       $139,539
                                                                  ========       ========       ========       ========
Accumulated Undistributed (Overdistributed) Net
   Investment Income at End of Period                             $    338       $  1,180       $    395       $    942
                                                                  ========       ========       ========       ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                         1,964          1,052          3,371          1,884
Investment income dividends reinvested                                 298            329             72             99
Capital gains distributions reinvested                                 193             89            323            337
                                                                  --------       --------       --------       --------
                                                                     2,455          1,470          3,766          2,320
Redemptions of fund shares                                          (1,625)        (2,146)        (1,617)        (2,856)
                                                                  --------       --------       --------       --------

Net increase (decrease) in fund shares                                 830           (676)         2,149           (536)
Shares outstanding at beginning of period                            8,063          8,893          6,768          8,917
                                                                  --------       --------       --------       --------

Shares outstanding at end of period                                  8,893          8,217          8,917          8,381
                                                                  ========       ========       ========       ========

                                                                                    Growth Stock Fund
                                                                       1994           1995
Operations
Net investment income                                             $  1,726       $  1,800
Net realized gains on investments and foreign
   currency transactions                                            39,191         35,566
Net change in unrealized appreciation or depreciation
   of investments and foreign currency transactions                (33,109)        44,475
                                                                  --------       --------
   Net Increase in Net Assets Resulting from Operations              7,808         81,841
                                                                  --------       --------
Distributions To Shareholders
Dividends from net investment income                                (1,725)        (1,950)
Capital gains distributions                                        (24,671)       (39,914)
                                                                  --------       --------
   Total Distributions to Shareholders                             (26,396)       (41,864)
                                                                  --------       --------
Share Transactions
Subscriptions to fund shares                                        48,719         30,276
Investment income dividends reinvested                               1,458          1,611
Capital gains distributions reinvested                              22,247         35,003
Redemptions of fund shares                                        (106,255)       (68,033)
                                                                  --------       --------
   Net Increase (Decrease) from Share Transactions                 (33,831)        (1,143)
                                                                  --------       --------
   Net Increase (Decrease) in Net Assets                           (52,419)        38,834
Total Net Assets
Beginning of Period                                                373,921        321,502
                                                                  --------       --------
End of Period                                                     $321,502       $360,336
                                                                  ========       ========
Accumulated Undistributed (Overdistributed) Net
   Investment Income at End of Period                             $  1,272       $  1,122
                                                                  ========       ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                         2,031          1,358
Investment income dividends reinvested                                  61             80
Capital gains distributions reinvested                                 932          1,733
                                                                  --------       --------
                                                                     3,024          3,171
Redemptions of fund shares                                          (4,412)        (3,017)
                                                                  --------       --------
Net increase (decrease) in fund shares                              (1,388)           154
Shares outstanding at beginning of period                           15,024         13,636
                                                                  --------       --------
Shares outstanding at end of period                                 13,636         13,790
                                                                  ========       ========
See accompanying notes to financial statements.

Statements of Changes in Net Assets
For The Periods Ended September 30, 1994 and 1995
(All Amounts In Thousands)
                                                                                                  Special
                                                                           Special Fund      Venture Fund
                                                                       1994           1995          1995*
Operations
Net investment income                                           $   10,736     $    6,683        $    39
Net realized gains (losses) on investments and foreign
   currency transactions                                            66,155         85,576          3,073
Net change in unrealized appreciation or depreciation
   of investments and foreign currency transactions                (54,800)        70,232          5,934
                                                                ----------     ----------        -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                22,091        162,491          9,046
                                                                ----------     ----------        -------
Distributions To Shareholders
Dividends from net investment income                                (9,600)        (7,700)           (45)
Capital gains distributions                                        (79,302)       (69,358)           (82)
                                                                ----------     ----------        -------
   Total Distributions to Shareholders                             (88,902)       (77,058)          (127)
                                                                ----------     ----------        -------
Share Transactions
Subscriptions to fund shares                                       432,282        189,907         57,989
Investment income dividends reinvested                               8,798          7,014             33
Capital gains distributions reinvested                              75,860         65,654             79
Redemptions of fund shares                                        (283,062)      (390,424)        (6,487)
                                                                ----------     ----------        -------
   Net Increase (Decrease) from Share Transactions                 233,878       (127,849)        51,614
                                                                ----------     ----------        -------
   Net Increase (Decrease) in Net Assets                           167,067        (42,416)        60,533
Total Net Assets
Beginning of Period                                              1,076,818      1,243,885             --
                                                                ----------     ----------        -------
End of Period                                                   $1,243,885     $1,201,469        $60,533
                                                                ==========     ==========        =======
Accumulated Undistributed (Overdistributed) Net
   Investment Income at End of Period                           $    5,659     $    4,642        $    (6)
                                                                ==========     ==========        =======
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                        18,327          8,272          5,362
Investment income dividends reinvested                                 377            327              3
Capital gains distributions reinvested                               3,256          3,064              8
                                                               -----------     ----------        -------
                                                                    21,960         11,663          5,373
Redemptions of fund shares                                         (12,127)       (16,938)          (567)
                                                               -----------     ----------        -------
Net increase (decrease) in fund shares                               9,833         (5,275)         4,806
Shares outstanding at beginning of period                           43,011         52,844             --
                                                               -----------     ----------        -------
Shares outstanding at end of period                                 52,844         47,569          4,806
                                                               ===========     ==========        =======
                                                                           Capital
                                                                      Opportunities Fund         International Fund
                                                                       1994           1995         1994**           1995
Operations
Net investment income                                             $     69       $    152        $   210        $ 1,031
Net realized gains (losses) on investments and foreign
   currency transactions                                            15,801         18,194          1,076         (1,820)
Net change in unrealized appreciation or depreciation
   of investments and foreign currency transactions                (13,678)        45,624          2,774            (33)
                                                                  --------       --------        -------        -------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations                                                 2,192         63,970          4,060           (822)
                                                                  --------       --------        -------        -------
Distributions To Shareholders
Dividends from net investment income                                   (65)          (105)            --           (340)
Capital gains distributions                                             --             --             --         (1,229)
                                                                  --------       --------        -------        -------
   Total Distributions to Shareholders                                 (65)          (105)            --         (1,569)
                                                                  --------       --------        -------        -------
Share Transactions
Subscriptions to fund shares                                       100,413         90,143         72,981         26,531
Investment income dividends reinvested                                  54             87             --            242
Capital gains distributions reinvested                                  --             --             --          1,153
Redemptions of fund shares                                         (80,008)       (87,401)        (2,224)       (17,332)
                                                                  --------       --------        -------        -------
   Net Increase (Decrease) from Share Transactions                  20,459          2,829         70,757         10,594
                                                                  --------       --------        -------        -------
   Net Increase (Decrease) in Net Assets                            22,586         66,694         74,817          8,203
Total Net Assets
Beginning of Period                                                153,101        175,687             --         74,817
                                                                  --------       --------        -------        -------
End of Period                                                     $175,687       $242,381        $74,817        $83,020
                                                                  ========       ========        =======        =======
Accumulated Undistributed (Overdistributed) Net
   Investment Income at End of Period                             $     50       $     97        $   210        $   865
                                                                  ========       ========        =======        =======
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                         3,192          8,276          7,268          2,669
Investment income dividends reinvested                                   2              2             --             25
Capital gains distributions reinvested                                  --             --             --            118
                                                                  --------       --------        -------        -------
                                                                     3,194          8,278          7,268          2,812
Redemptions of fund shares                                          (2,588)        (2,669)          (214)        (1,766)
                                                                  --------       --------        -------        -------
Net increase (decrease) in fund shares                                 606          5,609          7,054          1,046
Shares outstanding at beginning of period                            4,958          5,564             --          7,054
                                                                  --------       --------        -------        -------
Shares outstanding at end of period                                  5,564         11,173          7,054          8,100
                                                                  ========       ========        =======        =======

* From commencement of operations on October 17, 1994.
** From commencement of operations on March 1, 1994.

See accompanying notes to financial statements.

Notes to the Financial Statements
Note 1. Significant Accounting Policies
The following are the significant accounting policies of SteinRoe Total Return Fund, SteinRoe Prime Equities, SteinRoe Growth Stock Fund, SteinRoe Special Fund, SteinRoe Special Venture Fund, SteinRoe Capital Opportunities Fund and SteinRoe International Fund (the "Funds"), each a series of the SteinRoe Investment Trust (a Massachusetts business trust).

Security Valuations
All securities are valued as of September 29, 1995, the last business day of the Funds' fiscal year. Domestic securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each domestic over-the-counter security for which the last sales price is available from NASDAQ is valued at that price. All other domestic over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Domestic securities convertible into equity securities and long-term debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of valuations provided by a pricing service. Foreign security valuations are generally based upon local convention or regulation, which may be last sales price, last bid or asked price, or the mean between last bid and asked priced as of, in each case, the close of the appropriate exchange or other designated time.

Other assets and securities are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
During the year ended September 30, 1995, Prime Equities and Special Fund entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

Upon entering into a futures contract, the Fund deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Federal Income Taxes
No provision is made for federal income taxes since the Funds elect to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

Distributions to Shareholders
On November 2, 1995, the Board of Trustees declared a dividend from net investment income of $0.29 per share for Total Return Fund and $0.05 per share for Prime Equities, payable November 20, 1995, to Shareholders of record on November 10, 1995.

Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in-capital.

None of the funds had distributions in excess of net investment income or net realized gains for the year ended September 30, 1995.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the mean between the bid and asked market rates for such currencies. Purchases and sales of foreign securities are converted at the prevailing rate of exchange on the respective dates of such transactions. The Funds may enter into "forward currency contracts" with its custodian bank for purchases and sales of securities denominated in foreign currency, thus fixing the U.S. dollar price of the security traded.

Note 2. Transactions with Affiliates and Trustees' Fees
The Funds pay monthly management and, certain Funds, administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

Effective September 1, 1995, the management and administrative fees for the following Funds are computed at annual rates as a percentage of daily net assets as follows:

Total Return Fund
Management Fee
0.55% up to $500 million
0.50% of next $500 million
0.45% thereafter
Administrative Fee
0.15% up to $500 million
0.125% of next $500 million
0.10% thereafter

Prime Equities & Growth Stock Fund
Management Fee
0.60% up to $500 million
0.55% of next $500 million
0.50% thereafter
Administrative Fee
0.15% up to $500 million
0.125% of next $500 million
0.10% thereafter

Capital Opportunities Fund & Special Fund
Management Fee
0.75% up to $500 million
0.70% of next $500 million
0.65% of next $500 million
0.60% thereafter
Administrative Fee
0.15% up to $500 million
0.125% of next $500 million
0.10% of next $500 million
0.075% thereafter

Prior to September 1, 1995, the Adviser provided both portfolio management and administrative services under an investment advisory agreement for Total Return Fund, Prime Equities, Growth Stock Fund, Capital Opportunities Fund, and Special Fund. The fee under this agreement for Total Return Fund was computed at an annual rate of 0.625 percent of the first $100 million of average daily net assets and .50 percent thereafter. The fee for Prime Equities was computed at an annual rate of .60 percent of the first $100 million of average daily net assets, .55 percent of the next $100 million and
 .50 percent thereafter. The fee for Growth Stock Fund was computed at an annual rate of .75 percent of the first $250 million of daily average net assets, .70 percent of the next $250 million, and .60 percent thereafter. The fees for Capital Opportunities Fund and Special Fund were computed at an annual rate of .75 percent of average daily net assets.

The management fee for Special Venture Fund is .90 percent of average daily net assets and the fee for International Fund is 1 percent of average daily net assets.

The administrative agreement for Total Return Fund, Prime Equities, Growth Stock Fund, Capital Opportunities Fund and Special Fund and the investment advisory agreement for Special Venture Fund and International Fund provide that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which shares of each Fund are offered for sale. In addition, the Adviser has agreed to reimburse Special Venture Fund to the extent that its expenses exceed 1.25 percent of average daily net assets. This expense limitation expires January 31, 1996, subject to earlier termination by the Adviser on 30 days' notice.

Effective May 1, 1995, the Adviser also agreed to reimburse International Fund to the extent that its expenses exceed 1.65 percent of average daily net assets. This limitation expires on January 31, 1996, subject to earlier termination by the Adviser on 30 days' notice.

The Transfer Agent fees of the Funds are paid to SteinRoe Services Inc., an indirect, wholly owned subsidiary of Liberty Mutual Insurance Company.

Pursuant to an agreement with the Funds, the Adviser provides certain accounting services. For the period ended September 30, 1995, Total Return Fund, Prime Equities Fund, Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund and the International Fund incurred charges of $20, $18, $21, $36, $24, $19 and $25, respectively.

Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Total Return Fund, Prime Equities, Growth Stock Fund, Special Fund, Special Venture Fund, Capital Opportunities Fund and International Fund for the period ended September 30, 1995, was $13, $13, $19, $37, $8, $13 and $14, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 3. Short-Term Debt
To facilitate portfolio liquidity, the Funds maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings for the Funds during the period ended September 30, 1995.

Note 4. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities other than short-term obligations for the period ended September 30, 1995, were:
Fund                                                                   Purchases        Sales
Total Return                                                           $ 95,366       $111,396
Prime Equities                                                           73,786        107,571
Growth Stock                                                            108,739        145,604
Special                                                                 464,765        612,106
Special Venture                                                          69,140         25,995
Capital Opportunities                                                   103,143        104,753
International                                                            47,449         42,597

At September 30, 1995, unrealized appreciation and depreciation of investments on a tax basis and the cost of investments for financial reporting purposes and for federal income tax purposes were as follows:
                                                                                           Cost of Investments
                                                                                                       Federal
                                                                                  Net    Financial      Income
   Fund                                    Appreciation   Depreciation   Appreciation    Reporting         Tax
Total Return                                   $ 48,570        $ 8,335       $ 40,235     $183,730    $183,171
Prime Equities                                   30,140            146         29,994      110,061     110,061
Growth Stock                                    121,112            321        120,791      242,792     242,792
Special                                         313,411         32,890        280,521      913,767     913,104
Special Venture                                   6,872            938          5,934       54,389      54,389
Capital Opportunities                            81,650          1,015         80,635      160,950     160,950
International                                     8,246          5,512          2,734       80,511      80,511

Financial Highlights
Special Venture Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                     Period
                                                                      Ended
                                                                  Sept. 30,
                                                                    1995(a)
Net Asset Value, Beginning of Period                               $ 10.00
                                                                   -------
Income From Investment Operations
   Net investment income                                              0.01
   Net realized and unrealized gains on investments                   2.67
                                                                   -------
     Total from investment operations                                 2.68
                                                                   -------
Distributions
   Net investment income                                             (0.03)
   Net realized capital gains                                        (0.05)
                                                                   -------
     Total distributions                                             (0.08)
                                                                   -------
Net Asset Value, End of Period                                     $ 12.60


                                                                   =======
Ratio of net expenses to average net assets (b)                      1.25%*
Ratio of net investment income to average net assets (c)             1.64%*
Portfolio turnover rate                                                 84%
Total return                                                         26.96%
Net assets, end of period                                          $60,533

*Annualized
(a) From commencement of operations on October 17, 1994.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment Adviser, this ratio would have been 2.87 percent for the year ended September 30, 1995.
(c) Computed giving effect to investment Adviser's expense limitation undertaking.

Total Return Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                                     Nine
                                                                                                   Months
                                                                                                    Ended
                                                                    Years Ended Dec. 31,        Sept. 30,
                                                              1985         1986          1987        1988
Net Asset Value, Beginning of Period                     $  21.37     $  25.04      $  25.07    $  22.25
                                                         --------     --------      --------    --------
Income From Investment Operations
   Net investment income                                     1.41         1.33          1.32        0.97
   Net realized and unrealized gains (losses)
     on investments                                          3.87         2.75         (1.06)       0.45
                                                         --------     --------      --------    --------
     Total from investment operations                        5.28         4.08          0.26        1.42
                                                         --------     --------      --------    --------
Distributions
   Net investment income                                    (1.42)       (1.35)        (1.63)      (0.90)
   Net realized capital gains                               (0.19)       (2.70)        (1.45)      (0.11)
                                                         --------     --------      --------    --------
     Total distributions                                    (1.61)       (4.05)        (3.08)      (1.01)
                                                         --------     --------      --------    --------
Net Asset Value, End of Period                           $  25.04     $  25.07      $  22.25    $  22.66
                                                         ========     ========      ========    ========
Ratio of expenses to average net assets                      0.77%        0.79%         0.80%      0.87%*
Ratio of net investment income to average net assets         6.30%        5.21%         5.12%      5.68%*
Portfolio turnover rate                                       100%         108%           86%         85%
Total return                                                25.78%       17.11%         0.74%       6.51%
Net assets, end of period                                $128,676     $149,831      $140,279    $134,225

                                                                `                      Years Ended Sept. 30,
                                                           1989      1990      1991       1992       1993      1994      1995
Net Asset Value, Beginning of Period                  $  22.66  $  25.41  $  21.68   $  26.08   $  26.91  $  27.57  $  25.78
                                                      --------  --------  --------   --------   --------  --------  --------
Income From Investment Operations
   Net investment income                                  1.37      1.28      1.32       1.31       1.26      1.15      1.33
   Net realized and unrealized gains (losses) on
   investments                                            3.10     (2.92)     4.85       1.48       2.37     (1.06)     2.22
                                                      --------  --------  --------   --------   --------  --------  --------
     Total from investment operations                     4.47     (1.64)     6.17       2.79       3.63      0.09      3.55
                                                      --------  --------  --------   --------   --------  --------  --------
Distributions
   Net investment income                                 (1.34)    (1.36)    (1.26)     (1.34)     (1.30)    (1.17)    (1.23)
   Net realized capital gains                            (0.38)    (0.73)    (0.51)     (0.62)     (1.67)    (0.71)    (0.28)
                                                      --------  --------  --------   --------   --------  --------  --------
     Total distributions                                 (1.72)    (2.09)    (1.77)     (1.96)     (2.97)    (1.88)    (1.51)
                                                      --------  --------  --------   --------   --------  --------  --------
Net Asset Value, End of Period                        $  25.41  $  21.68  $  26.08   $  26.91   $  27.57  $  25.78  $  27.82
                                                      ========  ========  ========   ========   ========  ========  ========
Ratio of expenses to average net assets                   0.90%     0.88%     0.87%      0.85%      0.81%     0.83%     0.87%
Ratio of net investment income to average net assets      5.83%     5.36%     5.50%      4.94%      4.69%     4.53%     5.14%
Portfolio turnover rate                                     93%       75%       71%        59%        53%       29%       45%
Total return                                             20.76%   (6.86%)    29.67%     11.13%     14.57%     0.36%    14.49%
Net assets, end of period                             $144,890  $124,592  $150,689   $173,417   $222,292  $229,274  $228,560

*Annualized
Note: For the year ended December 31, 1986, the average amount of debt outstanding was $2, the average number of shares outstanding was 5,506, and the average amount of debt outstanding per share was $0.0004. The Fund had no borrowings during any other periods.

Prime Equities
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                          Period Ended
                                                                 Sept.                        Years Ended Sept. 30,
                                                              1987 (a)           1988           1989           1990
Net Asset Value, Beginning of Period                          $ 10.00        $ 10.49        $  8.88        $ 11.34
                                                              -------        -------        -------        -------
Income From Investment Operations
   Net investment income                                         0.05           0.17           0.22           0.26
   Net realized and unrealized gains (losses)
   on investments                                                0.47          (1.64)          2.46          (0.85)
                                                              -------        -------        -------        -------
   Total from investment operations                              0.52          (1.47)          2.68          (0.59)
                                                              -------        -------        -------        -------
Distributions
   Net investment income                                        (0.03)         (0.14)         (0.22)         (0.26)
   Net realized capital gains                                      --             --             --             --
                                                              -------        -------        -------        -------
   Total distributions                                          (0.03)         (0.14)         (0.22)         (0.26)
                                                              -------        -------        -------        -------
Net Asset Value, End of Period                                $ 10.49        $  8.88        $ 11.34        $ 10.49
                                                              =======        =======        =======        =======
Ratio of net expenses to average net assets (b)                 1.91%*          1.47%          1.24%          1.08%
Ratio of net investment income to average
   net assets (c)                                               1.43%*          2.03%          2.28%          2.40%
Portfolio turnover rate                                            32%           105%            63%            51%
Total return                                                     5.20%       (13.90%)         30.63%        (5.25%)
Net assets, end of period                                     $22,863        $23,002        $32,562        $43,446
                                                                                        Years Ended Sept. 30,
                                                     1991           1992          1993          1994           1995
Net Asset Value, Beginning of Period              $ 10.49        $ 12.27      $  13.42      $  14.83       $  14.54
                                                  -------        -------      --------      --------       --------
Income From Investment Operations
   Net investment income                             0.26           0.19          0.17          0.18           0.34
   Net realized and unrealized gains (losses)
   on investments                                    2.17           1.49          2.16          0.40           2.56
                                                  -------        -------      --------      --------       --------
   Total from investment operations                  2.43           1.68          2.33          0.58           2.90
                                                  -------        -------      --------      --------       --------
Distributions
   Net investment income                                          (0.29)        (0.18)        (0.16)         (0.16)       (0.20)
   Net realized capital gains                      (0.36)         (0.35)        (0.76)        (0.71)         (0.59)
                                                  -------        -------      --------      --------       --------
   Total distributions                             (0.65)         (0.53)        (0.92)        (0.87)         (0.79)
                                                  -------        -------      --------      --------       --------
Net Asset Value, End of Period                    $ 12.27        $ 13.42      $  14.83      $  14.54       $  16.65
                                                  =======        =======       =======      ========       ========
Ratio of net expenses to average net assets (b)     1.00%          0.97%         0.88%         0.90%          0.96%
Ratio of net investment income to average net
    assets (c)                                      2.27%          1.46%         1.23%         1.18%          1.78%
Portfolio turnover rate                               48%            40%           50%           85%            70%
Total return                                       24.12%         14.00%        17.98%         4.03%         21.12%
Net assets, end of period                         $54,820        $70,724      $100,365      $129,680       $139,539

  *Annualized
(a)  From commencement of operations on March 23, 1987.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment Adviser, this ratio would have been 2.49 percent for the period ended September 30, 1987, and 1.09 percent for the year ended September 30, 1990.
(c) Computed giving effect to investment Adviser's expense limitation undertaking.

Growth Stock Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                                                    Nine
                                                                                                                  Months
                                                                                                                   Ended
                                                                                               Years Ended Dec. 31,       Sept. 30,
                                                                            1985           1986        1987         1988
Net Asset Value, Beginning of Period                                    $  14.04       $  17.43    $  16.97     $  14.67
                                                                        --------       --------    --------     --------
Income From Investment Operations
   Net investment income                                                    0.31           0.26       0.24          0.19
   Net realized and unrealized gains (losses) on investments                3.38           2.75       0.46        (0.11)
                                                                        --------       --------    --------     --------
                                                Total from investment operations           3.69        3.01         0.70    0.08
                                                                        --------       --------    --------     --------
Distributions
   Net investment income                                                  (0.30)         (0.25)      (0.29)       (0.15)
   Net realized capital gains                                                 --         (3.22)      (2.71)           --
                                                                        --------       --------    --------     --------
      Total distributions                                                 (0.30)         (3.47)      (3.00)       (0.15)
                                                                        --------       --------    --------     --------
Net Asset Value, End of Period                                          $  17.43       $  16.97    $  14.67     $  14.60
                                                                        ========       ========    ========     ========
Ratio of expenses to average net assets                                                   0.67%       0.67%        0.65%  0.76%*
Ratio of net investment income to average net assets                       1.89%          1.34%       1.25%       1.62%*
Portfolio turnover rate                                                     114%           137%        143%          84%
Total return                                                              26.35%         16.91%       5.57%        0.54%
Net assets, end of period                                               $224,371       $226,604    $232,658     $195,641
                                                                                           Years Ended Sept. 30,
                                                       1989      1990     1991      1992      1993       1994       1995
Net Asset Value, Beginning of Period               $  14.60  $  19.05 $  17.90  $  22.79  $  24.65   $  24.89   $  23.58
                                                   --------  -------- --------  --------  --------   --------   --------
Income From Investment Operations
   Net investment income                               0.34      0.39     0.33      0.18      0.15       0.13       0.12
   Net realized and unrealized gains
   (losses) on investments                             4.51    (1.17)     5.90      3.01      1.14       0.41       5.60
                                                   --------  -------- --------  --------  --------   --------   --------
      Total from investment operations                 4.85    (0.78)     6.23      3.19      1.29       0.54       5.72
                                                   --------  -------- --------  --------  --------   --------   --------
Distributions
   Net investment income                             (0.34)    (0.37)   (0.42)    (0.16)    (0.10)     (0.12)     (0.15)
   Net realized capital gains                        (0.06)        --   (0.92)    (1.17)    (0.95)     (1.73)     (3.02)
                                                   --------  -------- --------  --------  --------   --------   --------
      Total distributions                            (0.40)    (0.37)   (1.34)    (1.33)    (1.05)     (1.85)     (3.17)
                                                   --------  -------- --------  --------  --------   --------   --------
Net Asset Value, End of Period                     $  19.05  $  17.90 $  22.79  $  24.65  $  24.89   $  23.58   $  26.13
                                                   ========  ======== ========  ========  ========   ========   ========
Ratio of expenses to average net assets               0.77%     0.73%    0.79%     0.92%     0.93%      0.94%      0.99%
Ratio of net investment income to average
   net assets                                         2.05%     2.03%    1.63%     0.75%     0.59%      0.50%      0.56%
Portfolio turnover rate                                 47%       40%      34%       23%       29%        27%        36%
Total return                                         33.86%   (4.17%)   36.64%    14.37%     5.09%      2.10%     28.18%
Net assets, end of period                          $206,476  $206,031 $291,767  $372,758  $373,921   $321,502   $360,336

*Annualized
Note: For the periods indicated below, bank borrowing activity was as follows:
                                                     Debt               Average        Average Shares
                                                  Outstanding      Debt Outstanding      Outstanding     Average Debt
                                                    at End           During Period      During Period      Per Share
                                                 Period Ended       (in thousands)     (in thousands)    During Period
September 30, 1989                                    --                 $124              11,745          $0.0106
There were no bank borrowings during any other periods.

Special Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                 Nine
                                                                                         Months
                                                                                          Ended
                                                                 Years Ended Dec. 31,                     Sept. 30,
                                                         1985        1986        1987      1988
Net Asset Value, Beginning of Period                 $  14.88    $  18.41    $  16.95  $  12.83
                                                     --------    --------    --------  --------
Income From Investment Operations
   Net investment income                                 0.25        0.35        0.23      0.14
   Net realized and unrealized gains (losses)
    on investments                                       4.01       2.33         0.12      2.16
                                                     --------    --------    --------  --------
   Total from investment operations                      4.26        2.68        0.35      2.30
                                                     --------    --------    --------  --------
Distributions
   Net investment income                               (0.19)      (0.34)      (0.57)    (0.01)
   Net realized capital gains                          (0.54)      (3.80)      (3.90)        --
                                                     --------    --------    --------  --------
      Total distributions                              (0.73)      (4.14)      (4.47)    (0.01)
                                                     --------    --------    --------  --------
Net Asset Value, End of Period                       $  18.41    $  16.95    $  12.83  $  15.12
                                                     ========    ========    ========  ========
Ratio of expenses to average net assets                 0.92%       0.92%       0.96%    0.99%*
Ratio of net investment income to average
   net assets                                           2.07%       1.75%       1.32%    1.31%*
Portfolio turnover rate                                   96%        116%        103%       42%
Total return                                           29.41%      14.70%       4.27%    17.94%
Net assets, end of period                            $278,082    $253,693    $187,997  $224,628
                                                                                           Years Ended Sept. 30,
                                                    1989        1990      1991      1992        1993       1994         1995
Net Asset Value, Beginning of Period            $  15.12    $  20.79  $  16.64  $  19.87  $    20.90 $    25.04   $    23.54
                                                --------    --------  --------  --------  ---------- ----------   ----------
Income From Investment Operations
   Net investment income                            0.36        0.42     0.34       0.21        0.17       0.15         0.13
   Net realized and unrealized gains (losses)
     on investments                                 5.58      (2.10)      4.55      1.50        5.31       0.33         3.05
                                                --------    --------  --------  --------  ---------- ----------   ----------
       Total from investment operations             5.94      (1.68)      4.89      1.71        5.48       0.48         3.18
                                                --------    --------  --------  --------  ---------- ----------   ----------
Distributions
   Net investment income                          (0.21)      (0.39)    (0.34)    (0.37)      (0.18)     (0.21)       (0.15)
   Net realized capital gains                     (0.06)      (2.08)    (1.32)    (0.31)      (1.16)     (1.77)       (1.31)
                                                --------    --------  --------  --------  ---------- ----------   ----------
      Total distributions                         (0.27)      (2.47)    (1.66)    (0.68)      (1.34)     (1.98)       (1.46)
                                                --------    --------  --------  --------  ---------- ----------   ----------
Net Asset Value, End of Period                  $  20.79    $  16.64  $  19.87  $  20.90  $    25.04 $    23.54   $    25.26
                                                ========    ========  ========  ========  ========== ==========   ==========
Ratio of expenses to average net assets            0.96%       1.02%     1.04%     0.99%       0.97%      0.96%        1.02%
Ratio of net investment income to average
   net assets                                      2.12%       2.33%     2.11%     0.99%       0.92%      0.91%        0.56%
Portfolio turnover rate                              85%         70%       50%       40%         42%        58%          41%
Total return                                      40.00%     (8.78%)    32.18%     8.96%      27.35%      2.02%       14.60%
Net assets, end of period                       $322,056    $361,065  $587,259  $626,080  $1,076,818 $1,243,885   $1,201,469

*Annualized
Note: For the periods indicated below, bank borrowing activity was as follows:
                                                 Debt             Average   Average Shares
                                          Outstanding    Debt Outstanding      Outstanding   Average Debt
                                               at End       During Period    During Period      Per Share
Period Ended                                of Period      (in thousands)   (in thousands)  During Period
December 31, 1986                                  --                $203           15,251        $0.0133
There were no bank borrowings during any other periods.

Capital Opportunities Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


Nine
   Months
                                                                                                              Ended
                                                                                Years Ended Dec. 31,                   Sept. 30,
                                                                  1985           1986           1987           1988
Net Asset Value, Beginning of Period                          $   9.69       $  11.91       $  13.38       $  10.62
                                                              --------       --------       --------       --------
Income From Investment Operations
   Net investment income                                          0.10           0.03           0.03           0.03
   Net realized and unrealized gains (losses) on investments      2.27           1.97           0.62           0.13
                                                              --------       --------       --------       --------
                         Total from investment operations                        2.37           2.00           0.65         0.16
                                                              --------       --------       --------       --------
Distributions
   Net investment income                                        (0.15)         (0.10)         (0.05)             --
   Net realized capital gains                                       --         (0.43)         (3.36)             --
                                                              --------       --------       --------       --------
      Total distributions                                       (0.15)         (0.53)         (3.41)             --
                                                              --------       --------       --------       --------
Net Asset Value, End of Period                                $  11.91       $  13.38       $  10.62       $  10.78
                                                              ========       ========       ========       ========
Ratio of expenses to average net a ssets                         0.95%          0.95%          0.95%         1.01%*
Ratio of net investment income to average net assets             0.94%          0.19%          0.18%         0.34%*
Portfolio turnover rate                                            90%           116%           133%           164%
Total return                                                    24.58%         16.77%          9.38%          1.51%
Net assets, end of period                                     $176,099       $191,415       $171,973       $194,160

                                                                                           Years Ended Sept. 30,
                                                    1989        1990       1991        1992       1993      1994         1995
Net Asset Value, Beginning of Period            $  10.78     $ 14.58   $   7.32    $  11.00   $  11.56  $  15.44     $  15.79
                                                --------     -------   --------    --------   --------  --------     --------
Income From Investment Operations
   Net investment income                            0.05        0.06       0.11        0.06       0.01      0.02         0.01
   Net realized and unrealized gains (losses)
     on investments                                 3.86      (4.72)       3.73        0.60       3.91      0.34         5.91
                                                --------     -------   --------    --------   --------  --------     --------
       Total from investment operations             3.91      (4.66)       3.84        0.66       3.92      0.36         5.92
                                                --------     -------   --------    --------   --------  --------     --------
Distributions
   Net investment income                          (0.05)      (0.06)     (0.08)      (0.10)     (0.04)    (0.01)       (0.02)
   Net realized capital gains                     (0.06)      (2.54)     (0.08)          --         --        --           --
                                                --------     -------   --------    --------   --------  --------     --------
       Total distributions                        (0.11)      (2.60)     (0.16)      (0.10)     (0.04)    (0.01)       (0.02)
                                                --------     -------   --------    --------   --------  --------     --------
Net Asset Value, End of Period                  $  14.58     $  7.32   $  11.00    $  11.56   $  15.44  $  15.79     $  21.69
                                                ========     =======   ========     =======    =======   =======     ========
Ratio of expenses to average net assets            1.09%       1.14%      1.18%       1.06%      1.06%     0.97%        1.05%
Ratio of net investment income to average
   net assets                                      0.42%       0.43%      1.19%       0.42%      0.09%     0.04%        0.08%
Portfolio turnover rate                             245%        171%        69%         46%        55%       46%          60%
Total return                                      36.68%    (37.51%)     53.51%       5.99%     34.01%     2.31%       37.46%
Net assets, end of period                       $272,805     $86,342   $129,711    $118,726   $153,101  $175,687     $242,381

*Annualized
All per share amounts and Average Shares Outstanding During Period on the debt table reflect a two-for-one stock split effective August 25, 1995.
Note: For the periods indicated below, bank borrowing activity was as follows:
                                           Debt Outstanding           Average  Average Shares
                                  at End   Debt Outstanding       Outstanding    Average Debt
                               of Period      During Period     During Period       Per Share
   Period Ended           (in thousands)     (in thousands)    (in thousands)   During Period
   December 31, 1985                $ --             $   43            17,050         $0.0026
   December 31, 1986                  --                 55            13,906          0.0039
   December 31, 1987                  --                292            16,008          0.0183
   September 30, 1988                 --                 56            17,206          0.0033
   September 30, 1989                 --                422            16,066          0.0263
   September 30, 1990                200              1,042            15,944          0.0654
There were no bank borrowings during any other periods.

International Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                               Period          Year
                                                                                Ended         Ended
                                                                            Sept. 30,      Sept. 30,
                                                                             1994 (a)           1995
Net Asset Value, Beginning of Period                                          $ 10.00        $ 10.61
                                                                              -------        -------
Income From Investment Operations
   Net investment income                                                         0.03           0.12
   Net realized and unrealized gains (losses) on investments
     and foreign currency transactions                                           0.58         (0.26)
                                                                              -------        -------
                         Total from investment operations                                       0.61         (0.14)
                                                                              -------        -------
Distributions
   Net investment income                                                           --         (0.05)
   Net realized capital gains                                                      --         (0.17)
                                                                              -------        -------
      Total distributions                                                          --         (0.22)
                                                                              -------        -------
Net Asset Value, End of Period                                                $ 10.61        $ 10.25
                                                                              =======        =======
Ratio of net expenses to average net assets                                    1.61%*          1.59%
Ratio of net investment income to average net assets                           0.61%*          1.41%
Portfolio turnover rate                                                           48%            59%
Total return                                                                    6.10%        (1.28%)
Net assets, end of period                                                     $74,817        $83,020

*Annualized
(a) From commencement of operations on March 1, 1994.

Report of Independent Auditors
To the Board of Trustees and Shareholders of SteinRoe Investment Trust SteinRoe Total Return Fund
SteinRoe Prime Equities
SteinRoe Growth Stock Fund
SteinRoe Special Fund
SteinRoe Special Venture Fund
SteinRoe Capital Opportunities Fund
SteinRoe International Fund
We have audited the accompanying balance sheets, including the schedule of investments, of the SteinRoe Total Return Fund, SteinRoe Prime Equities, SteinRoe Growth Stock Fund, SteinRoe Special Fund, SteinRoe Special Venture Fund, SteinRoe Capital Opportunities
Fund and SteinRoe International Fund, as of September 30, 1995, and the related statements of operations and the statements of changes in net assets for the periods indicated thereon, and the financial highlights of SteinRoe Total Return Fund for the periods subsequent to December 31, 1987 and the financial highlights of SteinRoe Prime Equities, SteinRoe Growth Stock Fund, SteinRoe Special Fund, SteinRoe Special Venture Fund, SteinRoe Capital Opportunities Fund and SteinRoe International Fund for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the SteinRoe Total Return Fund, SteinRoe Prime Equities, SteinRoe Growth Stock Fund, SteinRoe Special Fund, SteinRoe Special Venture Fund, SteinRoe Capital Opportunities Fund and SteinRoe International Fund, as of September 30, 1995, the results of their operations and the changes in their net assets for the periods indicated thereon, and the financial highlights of SteinRoe Total Return Fund for periods subsequent to December 31, 1987 and the financial highlights of SteinRoe Prime Equities, SteinRoe Growth Stock Fund, SteinRoe Special Fund, SteinRoe Special Venture Fund, SteinRoe Capital Opportunities Fund and SteinRoe International Fund for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
November 21, 1995

To Contact Us. . .
By Phone 800-338-2550
You can discuss your investment questions with a SteinRoe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a SteinRoe Fund account, including SteinRoe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

SteinRoe's Funds-on-CallR
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest SteinRoe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
* Exchange shares between your SteinRoe accounts;
* Purchase Fund shares by electronic transfer;
* Order additional account statements and Money Market Fund checks;
* Redeem shares by check, wire or electronic transfer.
Please contact an account representative if you would like to apply for a PIN.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

By Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 804058, Chicago, IL 60680.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you information about any of the SteinRoe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Investment Trust
Trustees
Timothy K. Armour
President, Mutual Fund Division and
Director, Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A. T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
Companies, Inc.
Francis W. Morley
Chairman, Employer Plan Administrators
and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
University of Washington
Gordon R. Worley
Private investor

Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
N. Bruce Callow, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Thomas W. Butch, Vice President
Daniel K. Cantor, Vice President
Robert A. Christensen, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Philip D. Hausken, Vice President
Harvey B. Hirschhorn, Vice President
Stephen P. Lautz, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Auditors

The SteinRoe Funds
SteinRoe Government Reserves Fund
SteinRoe Cash Reserves Fund
SteinRoe Limited Maturity Income Fund
SteinRoe Government Income Fund
SteinRoe Intermediate Bond Fund
SteinRoe Income Fund
SteinRoe Municipal Money Market Fund
SteinRoe Intermediate Municipals Fund
SteinRoe Managed Municipals Fund
SteinRoe High-Yield Municipals Fund
SteinRoe Total Return Fund
SteinRoe Prime Equities
SteinRoe Young Investor Fund
SteinRoe Growth Stock Fund
SteinRoe Capital Opportunities Fund
SteinRoe Special Fund
SteinRoe Special Venture Fund
SteinRoe International Fund

P.O. Box 804058
Chicago, Illinois 60680
800-338-2550
In Chicago, visit our Investor Center at One South Wacker Drive
Liberty Securities Corporation, Distributor
Member, SIPC
11/95

20056-E11A